SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): February 14, 2007

Armitage Mining Corp.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-51246		84-1647399
(Commission File Number)		(IRS Employer Identification No.)

15455 Dallas Parkway, 6th Floor
Dallas, Texas		75001
(Address of principal executive offices)		(Zip Code)

(972) 764-5355
(Issuer's Telephone Number)

8100 East Union Avenue, Suite 1206
Denver, Co

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amended 8-K amends and modifies the 8-K dated February 21, 2007, which was previously filed with the Securities Exchange Commmission

Explanatory Note: This current report on Form 8-K is being filed to amend and restate the current report on Form 8-K which was filed by the Company on February 22, 2007.

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2007, Armitage Mining Corp. ("AMC" or "Armitage Mining") entered into and closed a share exchange agreement with Golden Autumn Holdings Inc. ("Golden Autumn" or the “Company”), and each of Golden Autumn's shareholders (the "Purchase Agreement"). Pursuant to the Purchase Agreement, AMC acquired all of the issued and outstanding capital stock of Golden Autumn from the Golden Autumn shareholders in exchange for 17,032,970 shares of AMC's common stock. As a result, Golden Autumn is now a majority owned subsidiary of AMC.

In connection with the acquisition of Golden Autumn on February 14, 2007, Michael Potts, resigned as president, chief executive officer, secretary and treasure. Guanglong Li has been appointed to serve as AMC's chairman and chief executive officer, Charles Fu has been appointed to serve as AMC's president, Hua Li has been appointed to Serve as AMC's chief operating officer, and Guangxin Tang has been appointed to serve as AMC's chief financial officer. Mr. Fu was also elected to AMC's Board.

AMC entered into a consulting agreement with Galway Holdings LLC, dated February 14, 2007, pursuant to which AMC issued Galway Holdings a warrant, which terminates on February 14, 2012, to purchase 1,000,000 shares of AMC's common stock at $1.00 per share and paid Galway Holdings LLC $425,000. Pursuant to an Agreement and Release agreement dated February 14, 2007. Michael Potts returned 600,000 shares of AMC's common stock owned by him to AMC and AMC transferred its assets to Michael Potts. Michael Potts is a member of Galway Holdings LLC.

Item 2.01 Completion of Acquisition or Disposition of Assets.

History of Golden Autumn Holdings Inc.

Golden Autumn was incorporated under the laws of the State of Delaware on January 7, 2005. Under its original Certificate of Incorporation, the Company initially had 1,500 authorized shares with no par value. On May 30, 2005, Golden Autumn's Certificate of Incorporation was amended to increase the authorized shares to 15,000,000 shares of common stock with par value of $0.01 per share. The Company subsequently issued 3,000,000 shares of common stock and repurchase 351,786 shares from one shareholder on February 16, 2006.

Golden Autumn is a Delaware holding company that owns 92% of equity interest in a Chinese company, Sichuan Baoguang Golden Autumn Senior Living Development Co., Ltd. ("Sichuan Golden Autumn"), as a Sino-US equity joint venture. Sichuan Golden Autumn's predecessor, Baoguang Yinfa Industrial Co., Ltd. ("Baoguang"), was established in February 2003 as a result of reorganization of Sichuan Baoguang Tower Memorial Park Company Limited, and the purpose of reorganization was to facilitate the sale of the Company's stock to outside qualified investors in China. The minority interest of 8% is held by Baoguang Yinfa Industrial Co. Ltd, Golden Autumn’s predecessor. Previously, Baoguang was a non-profit and quasi-governmental entity named Chengdu Baoguang Tower Memorial Park, which was established in February 1997. In September 2002, the Company was privatized and its name was changed to the Sichuan Baoguang Tower Memorial Park Company Limited. As used in this report, the terms "we," "us," and "our" and words of like import refer to Golden Autumn Holdings Inc. and its subsidiaries.

Description of Business

The Company and its subsidiaries (collectively the “Group”) are principally engaged in retirement community development and management in the People’s Republic of China (the “PRC” or “China”). The Group develops and manages privately-owned retirement communities in the PRC, and also provides health care, food, entertainment and shopping services to its senior residents through the Group-owned health care centers, restaurants, entertainment centers and shopping centers. As part of business integration and cross-marketing, the Group also engaged in memorial park development and management in the PRC. The Group’s memorial park develops and sells burial spaces and the spaces for keeping the boxes of cremated remains as well as provides memorial services and products.

We have developed and fully-sold 734 retirement condominiums and are managing the Golden Autumn Gardens I, Phase I, which occupies 17 acres of land and has 1,468 residents. The prices for the retirement condominiums in Phase I have ranged from $5,500 to $9,375 for one-bedroom condominiums, and from $10,000 to $20,000 for two-bedroom condominiums. We expect that the Golden Autumn Gardens I, Phase II, located on the adjacent land with 13 acres, will be developed and fully-sold by June 2007 and will have 987 condominiums and approximately 1,900 residents. The prices for Phase II condominiums will range from $9,375 to $14,500 for one bedroom condominiums, from $11,875 to $26,250 for two-bedroom condominiums, and from $33,125 to $41,500 for a duplex. Phase I and Phase II will share common facilities that have already been built during the Phase I development, such as a health care center, restaurants, an entertainment center, a fitness center, a club house, a swimming pool, and a river-side community park. The health care center is fully licensed by the Bureau of Health of insin County, located in a building with more than 21,000 square feet usable areas, and has 12 doctors (including part-time doctors who are retired doctors and also the residents in Golden Autumn Gardens I, Phase I), 3 nurses and 1 pharmacist. Chengdu City is one of the largest cities in China. Golden Autumn Gardens I is located in the distance about half an hour driving from the center of Chengdu City.

We are planning to develop Golden Autumn Gardens II in the Town of Loudai with 49.4 acres for 3,810 retirement condominiums. The Town of Loudai is a well-known tourist attraction with remains and buildings from an ancient town and village. Golden Autumn Gardens II is located about half an hour driving from the center of Chengdu City and also about half an hour driving from Golden Autumn Gardens I.

In China, land is an asset of the government and leased to business entities or individuals through granting of state-owned land use rights. Accordingly, we only have use rights to land, which expire 20 years from the date of purchase for the land use for memorial park and 70 years for the land used for retirement clients. We currently have use rights and operate a memorial park which occupies approximately 20 acres of land with six memorial halls for keeping the boxes of cremated remains and a shopping center for memorial products manufactured by one of our subsidiaries. The memorial park has the capacity for 50,000 spaces already built for keeping the boxes of cremated remains, of which approximately 16,000 have already been sold. The prices for these spaces range from $500 to $30,000, mainly depending on the location of the spaces and the type of box. The memorial park also has a burial ground for cremated remains which has 5,000 spaces with prices ranging from $1,375 to $45,000 each.

As of February 14, 2007, we had 110 employees. We have not experienced any work stoppages and we consider our relations with our employees to be good.

Competition

Currently we are the only development and management company that focuses on retirement community in Chengdu City. We are also the only company in China with vertical integrated structure between retirement communities and memorial parks. In Beijing, our major competitor is Oriental Sun City Real Estate Development Co., Ltd. with its Oriental Sun City Retirement Community. There is a lot of competition in the memorial park business and many of our competitors sell their products for less money than we sell our products for.

Description of Property

In China, land is an asset of the government and leased to business entities or individuals through granting of state-owned land use rights. As a result of such state-owned land use rights, we are allowed to use the following land which we are using for retirement communities or memorial parks:

approximately 13 acres of land located in the town of Xinjin, the city of Chengdu, which is being used for a retirement community (classified within “Real estate held for resale”).

approximately 15.2 acres of land located in the district of Xindu, the city of Chengdu, which is being used for a memorial park (classified as “Land use rights”).

Under an agreement with Baoguang, we are allowed to use approximately 4.6 acres of land located in the district of Xindu, the city of Chengdu, which is being used for a memorial park (classified as “Land use rights”).

Our principal office is located at 15455 Dallas Parkway, Dallas Texas. The space is approximately 120 square feet and our monthly rent is $250, which is provided and subsidized by BJPHC Management Inc., a company controlled by Charles Fu, AMC’s president and a member of its board of directors. We also have an office located at 4/F, Tower B, Unit 1, Golden Harbor Business Plaza 59 Xiang Nong Shi Street, Chengdu City, Sichuan Province P.R. China. The space is approximately 9,000 square feet and free of charge, which is provided by our local joint venture partner. Under an agreement, we have all the benefits of the office space owned by our joint venture partner and we are the beneficial owner under the contract.

Legal Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not currently aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on our business, financial condition or operating results.

RISK FACTORS

You should carefully consider the risks described below as well as other information provided to you in this document, including information in the section of this document entitled "Information Regarding Forward Looking Statements." The risks and uncertainties described below are not the only ones facing the Company. Additional risks and uncertainties not presently known to the Company or that the Company currently believes are immaterial may also impair the Company's business operations. If any of the following risks actually occur, the Company's businesses, financial condition or results of operations could be materially adversely affected, the value of the Company common stock could decline, and you may lose all or part of your investment.

Our limited operating history makes it difficult for us to evaluate our future business prospects and make decisions based on those estimates of our future performance.

Although our management team has been engaged in the retirement community development and management business for an extended period of time, we did not begin operations of Golden Autumn until January 2005. We have a limited operating history in our current combined form, which makes it difficult to evaluate our business on the basis of historical operations. As a consequence, it is difficult, if not impossible, to forecast our future results based upon our historical data.

Reliance on the historical results of our acquisition targets may not be representative of the results we will achieve, particularly in our combined form. Because of the uncertainties related to our lack of historical operations, we may be hindered in our ability to anticipate and timely adapt to increases or decreases in sales, revenues or expenses. If we make poor budgetary decisions as a result of unreliable historical data, we could be less profitable or incur losses, which may result in a decline in our stock.

We may need to raise additional capital which may not be available on acceptable terms or at all.

There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. The inability to obtain additional capital may reduce our ability to continue to conduct business operations. If we are unable to obtain additional financing, we will likely be required to curtail our research and development plans. Any additional equity financing may involve substantial dilution to our then existing shareholders.

If we are not profitable we may have to cease our operations

For the nine months ended September 30, 2006, we had revenue of $2,473,344 and had a net loss of $607,430. Our existence is dependent upon our management’s ability to develop profitable operations and resolve our liquidity problems. We cannot assure you that we can achieve or sustain profitability in the future. Our operations are subject to the risks and competition inherent in the establishment of a business enterprise.

If we raise additional capital the value of your investment may decrease.

If we need to raise additional capital to implement or continue operations, we will likely issue additional equity or convertible debt securities. If we issue equity or convertible debt securities, the net tangible book value per share may decrease, the percentage ownership of our current stockholders may be diluted and such equity securities may have rights, preferences or privileges senior or more advantageous to our common stockholders.

We must effectively manage the growth of our operations, or our company will suffer.

Our ability to successfully implement our business plan requires an effective planning and management process. If funding is available, we intend to increase the scope of our operations and acquire complimentary businesses. Implementing our business plan will require significant additional funding and resources. If we grow our operations, we will need to hire additional employees and make significant capital investments. If we grow our operations, it will place a significant strain on our management and our resources. If we grow, we will need to improve our financial and managerial controls and reporting systems and procedures, and we will need to expand, train and manage our workforce. Any failure to manage any of the foregoing areas efficiently and effectively would cause our business to suffer.

We need permits, licenses or approvals from government authorities to begin our construction and if we fail to obtain all required licenses, permits, or approval, we may have to cease our operations.

Before we can develop a property, we must obtain a variety of approvals from local and municipal governments with respect to such matters as zoning, density, subdivision, traffic considerations, site planning and environmental issues. There no assurance that we will be able to obtain all required licenses, permits, or approvals from government authorities. If we fail to obtain all required licenses, permits, or approvals, we may have to cease our operations.

We do not carry property or casualty insurance and as a result any business disruption, litigation or natural disaster might result in substantial costs and diversion of resources.

The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products, and do not, to our knowledge, offer business liability insurance. As a result, we do not have any business liability insurance coverage for our operations. Any business property loss, natural disaster or litigation might result in substantial costs and diversion of resources.

We need approvals from the government authorities to obtain favorable tax exemption.

According to PRC taxation policy, funeral services are subject to profit tax at 33%. However, in practice the Company is allowable to submit an application for tax exemption annually to the government. Once the application is approved, or the Company does not submit the application the income from funeral services is exempt from profit tax. If the Company fails to obtain government approval, or the Company does not submit the application, the Company will be subject to profit tax at 33% which will negatively impact the Company's profitability.

Political and Economic Policies in China could affect our business in unpredictable ways.

Substantially all of our assets are located in China and substantially all of our revenues are expected to derive from our operations in China. Therefore, our results of operations and prospects are subject, to a significant degree, to economic and political developments in China. The economy of China differs from the economies of most developed countries in many respects, including:

o The extent of government involvement;

o Level of development; and

o Allocation of resources.

The economy of China has been in transition from a planned economy to a more market-oriented economy. Although in recent years the Chinese government has implemented measures emphasizing the utilization of market forces and the reduction of state ownership of productive assets, a substantial portion of productive assets in China is still owned by the Chinese government, which continues to play a significant role in regulating China's economic development, setting monetary policy and providing preferential treatment to particular industries or companies. In addition, all of our transactions undertaken in the PRC are denominated in Chinese Yuan Renminbi (CNY), which must be converted into other currencies before remittance out of the PRC may be considered. Both the conversion of CNY into foreign currencies and the remittance of foreign currencies abroad require the approval of the PRC government. Any adverse changes in business conditions in China, could adversely impact our financial condition, results of operations and cash flow.

Political and economic policies in China could affect our business in unpredictable ways. If there are any unfavorable changes in government policies, such as government control over capital expenditures, changes in monetary policy, or changes in planning and zoning policy, we may experience delays or other problems in obtaining government permits or licenses to start or complete our projects.

Capital outflow policies in The People's Republic of China may hamper our ability to remit income to the United States.

The People's Republic of China has adopted currency and capital transfer regulations. These regulations may require that we comply with complex regulations for the movement of capital and as a result we may not be able to remit all income earned and proceeds received in connection with our operations or from the sale of our operating subsidiary to the U.S. or to our stockholders.

The Government of China owns our land and allows us to use it.

All lands in China are state owned and leased to business entities or individuals through governmental granting of state-owned land use rights. The granting process is typically based on government policies at the time of granting, which could be lengthy and complex. This process may adversely affect our business. The government of China also exercises significant control over China's economic growth through the allocation of resources, controlling payment of foreign currency and providing preferential treatment to particular industries or companies. Uncertainties may arise with changing of governmental policies and measures. If the Government of China revokes or does not renew our land use rights, our business will be adversely effected.

There is a limited market for our common stock which may make it more difficult to dispose of your stock.

AMC’s common stock is currently quoted on the Over the Counter Bulletin Board under the symbol " ARMC." There is a limited trading market for AMC’s common stock. Accordingly, there can be no assurance as to the liquidity of any markets that may develop for AMC’s common stock, the ability of holders of our common stock to sell our common stock, or the prices at which holders may be able to sell AMC’s common stock.

AMC’s common stock is subject to the "Penny Stock" rules of the SEC and the trading market in our securities is limited, which makes transactions in AMC’s stock cumbersome and may reduce the value of an investment in AMC’s stock.

The SEC has adopted Rule 3a51-1 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, Rule 15g-9 requires:

o that a broker or dealer approve a person's account for transactions in penny stocks; and

o the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

o obtain financial information and investment experience objectives of the person; and

o make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

o sets forth the basis on which the broker or dealer made the suitability determination; and

o that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of AMC’s common stock and cause a decline in the market value of AMC’s common stock.

Forward Looking Statements

Some of the statements contained in this Form 8-K that are not historical facts are "forward-looking statements" which can be identified by the use of terminology such as "estimates," "projects," "plans," "believes," "expects," "anticipates," "intends," or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting our operations, market growth, services, products and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

o Our ability to attract and retain management, and to integrate and maintain technical information and management information  systems;

o Our ability to raise capital when needed and on acceptable terms and conditions;

o The intensity of competition; and

o General economic conditions.

All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

RESULTS OF OPERATIONS: NINE MONTHS ENDED SEPTEMER 30, 2006 AS COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 2005

The following analysis of our consolidated financial condition and results of operations for the nine month period ended September 30, 2006 and September 30, 2005, should be read in conjunction with the consolidated financial statements, including footnotes, appearing elsewhere in this report on Form 8k for the nine month periods ending September 30, 2006 and September 30, 2005. This discussion may contain forward-looking statements, which involve a number of risks and uncertainties. Forward-looking statements are not guarantees of performance. Actual results or events may differ materially from those anticipated in these forward-looking statements as a result of various factors.

Revenues

For the nine months ended September 30, 2006, our total revenues were $2,473,344 as compared to total revenues of $9,688,332 for the nine months ended September 30, 2005, a decrease of $7,214,988. The decrease in revenues was primarily a result of Phase II of the Company’s real estate development project was not yet completed during the nine month ended September 30, 2006 and, therefore, a substantial amount of revenue from the pre-sale of part of Phase II was deferred, while Phase I was totally completed during the nine months ended September 30, 2005 and, therefore, the revenue from the sale of Phase I was fully recognized. In addition, the Company experienced a decline in cemetery and funeral product sales due to an increase in competition in the memorial park business with many of our competitors selling their products for less money than we sell our products for.

Cost of Revenues and Gross Profit

For the nine months ended September 30, 2006, our total cost of revenues were $1,542,918 as compared to total cost of revenues of $6,481,907 for the nine months ended September 30, 2005, a decrease of $4,938,989. The decrease in cost of revenues was a result of the Phase II of the Company’s real estate development project was not yet completed during the nine month ended September 30, 2006, while Phase I was totally completed during the nine months ended September 30, 2005. In addition, the Company experienced a decline in gross profit due to the substantial competition noted above while gross profit as a percentage of revenues increased to 38% from 33% for the nine months ended September 30, 2006 and 2005, respectively. The increase in gross profit percentage was attributable to higher gross profit margins in phase II vs. phase I real estate development. The direct costs as a percentage of revenues was less in Phase II due to a lower amount of allocated common costs vs. Phase I.

Operating Expenses

Total operating expenses were $1,596,483 for the nine months ended September 30, 2006 as compared to operating expenses of $1,265,608 for the nine months ended September 30, 2005, an increase of $330,875, or approximately 26.1%

Included in this increase were:

•
For the nine months ended September 30, 2006, selling expenses amounted to $350,929 compared to $337,719 for the nine months ended September 30, 2005 an increase of $13,210 or approximately 3.9%. For the nine months ended September 30, 2006 and 2005, selling expenses were approximately 14.1% and 3.5% of our revenues, respectively.

•
For the nine months ended September 30, 2006, we incurred general and administrative fees of $1,235,274 as compared to $898,012 for the nine months ended September 30, 2005, an increase of $337,262, or 37.5%. The increase is due primarily to an increase in professial fees of $149,000 and salaries of $106,109.

Net Income (Loss)

Net loss for the nine months period ended September 30, 2006 was $607,430, as compared to a net income of $1,738,774 the nine months period ended September 30, 2005. The decrease in net income resulted primarily from a decrease in revenues and related gross profit as noted above.

RESULTS OF OPERATIONS: YEAR ENDED DECEMBER 31, 2005 AS COMPARED TO THE YEAR ENDED DECEMBER 31, 2004

The following analysis of our consolidated financial condition and results of operations for the years ended December 31, 2005 and December 31, 2004, should be read in conjunction with the consolidated financial statements, including footnotes, appearing elsewhere in this report on Form 8k for the years ending December 31, 2005 and December 31, 2004. This discussion may contain forward-looking statements, which involve a number of risks and uncertainties. Forward-looking statements are not guarantees of performance. Actual results or events may differ materially from those anticipated in these forward-looking statements as a result of various factors.

Revenues

For the year ended December 31, 2005 our total revenues were $10,577,138, as compared to total revenues of $3,912,928 for the year ended December 31, 2004, a increase of $6,664,210 or approximately 170.3%. The increase in revenues was primarily a result of Phase I of the Company’s real estate development project was totally completed during the nine months ended September 30, 2005, while Phase I was just started in construction during the nine month ended September 30, 2004. In addition, the Company experienced a decline in cemetery and funeral product sales due to an increase in competition in the memorial park business with many of our competitors selling their products for less money than we sell our products for.

Cost of Sales and Gross Profit

For the year ended December 31, 2005, cost of revenues amounted to $6,778,300 or approximately 64.1% of revenues as compared to cost of revenues of $839,963 or approximately 21.5% of revenues for the year ended December 31, 2004. As mentioned earlier, the Companies revenues increased in 2005 as a result of completion of Phase I of the real estate development project which has a lower gross profit margin in comparison to revenues derived from cemetery and funeral product sales. In addition, the Company experienced a decline in gross profit due to the substantial competition noted above. Gross profit as a percentage of revenues decreased to 36% from 79% for the year ended December 31, 2005 and 2004, respectively. The decrease in gross profit percentage was attributable to a change in the Company’s revenue mix. During 2005, approximately 83% of the Company’s revenue was related to real estate sales with lower gross profit margins. During 2004, the Company did not have any real estate sales.

Operating Expenses

Total operating expenses were $1,644,638 for the year ended December 31, 2005 as compared to operating expenses of $2,224,059 for the year ended December 31, 2004, a decrease of $579,421, or approximately 26.1%

Included in this decrease were:

General and Adminiistrative Expenses

•
For the year ended December 31, 2005, selling expenses amounted to $495,153 compared to $1,310,407 for the year ended December 31, 2004 a decrease of $815,254 or approximately 62.2%. For the year ended December 31, 2005 and 2004, selling expenses were approximately 4.7% and 33.5% of our revenues, respectively. The decrease in selling expenses was attributable to a change in the revenue mix due to a lower volume of cemetery and funeral product sales in 2005 versus 2004. Accordingly, the Company experienced a decline in selling expenses since the real estate development and community services segment requires a less selling expenses.

•	For the year ended December 31, 2005, we incurred general and administrative fees of $1,120,878 as compared to $904,294 for the year ended December 31, 2004, an increase of $216,584, or 23.9%.

Net Income

Net income for the year ended December 31, 2005 was $1,950,427, as compared to a net income of $785,006 for the year ended December 31, 2004. This increase resulted primarily from a increase in revenues and related gross profit as noted above.

LIQUIDITY AND CAPITAL RESOURCES

At September 30, 2006, we had negative working capital of $132,037 and cash and equivalents of $810,007.

Net cash used in operating activities decreased to $211,737 for the nine months ended September 30, 2006 as compared to $2,953,770 for the nine months ended September 30, 2005. Net cash provided by operating activities increased to $2,810,358 for the year ended December 31, 2005 as compared to net cash used in operating activities of $619,500 for the year ended December 31, 2004.

Net cash used in investing activities were $365,558 for the nine months ended September 30, 2006 as compared to $1,985,890 for the nine months ended September 30, 2005. This decrease in cash used in investing activities was due primarily to a reduction in advances on loans receivables of $1,378,996 in comparing 2006 and 2005.

Net cash used in investing activities was $1,944,754 for the year ended December 31, 2005 as compared to net cash provided by investing activities of $1,098,304 for the year ended December 31, 2004. This change is primarily the result of a reduction of $516,505 in the gross proceeds from disposal of investments and an increase in advances paid on loans receivables of $1,769,489 and purchases of equipment of $754,889, in comparing 2006 and 2005.

Net cash provided by financing activities were $145,603 for the nine months ended September 30, 2006 as compared to net cash used in financing activities of $353,215 for the nine months ended September 30, 2005. This increase is primarily a result of the reduction in cash used for principal payments related to notes payable.

Net cash provided by financing activities was $151,058 for the year ended December 31, 2005 as compared to net cash used in financing activities of $534,626 for the year ended December 31, 2004. This increase in cash provided by financing activities is a result of the proceeds received from the recapitalization of $1,327,207 which is the donation from the shareholders of Golden Autumn Holdings Inc. for the capital contribution in the Sichuan Golden Autumn and a increase in repayments of note payable of $1,055,328.

Off Balance Sheet Arrangements

Under SEC regulations, we are required to disclose our off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, such as changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors. An off-balance sheet arrangement means a transaction, agreement or contractual arrangement to which any entity that is not consolidated with us is a party, under which we have:

•  Any obligation under certain guarantee contracts;

• Any retained or contingent interest in assets transferred to an unconsolidated entity or similar arrangement that serves as credit, liquidity or market risk support to that entity for such assets;

•  Any obligation under a contract that would be accounted for as a derivative instrument, except that it is both indexed to our stock and classified in stockholder's equity in our statement of financial position;
and

• Any obligation arising out of a material variable interest held by us in an unconsolidated entity that provides financing, liquidity, market risk or credit risk support to us, or engages in leasing, hedging or research and development services with us.

As of the date of this report and other than the guarantees that are currently disclosed within the Company’s financial statements, we do not have any additional off-balance sheet arrangements that we are required to disclose pursuant to these regulations. In the ordinary course of business, we enter into operating lease commitments, purchase commitments and other contractual obligations. These transactions are recognized in our financial statements in accordance with generally accepted accounting principles in the United States.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations, including the discussion on liquidity and capital resources, are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, management re-evaluates its estimates and judgments, particularly those related to the determination of the estimated revenue recognition and impairment of long-lived assets.

Revenue Recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition (“SAB104”), which superseded Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (“SAB101”). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts.

The Company has two segments including the following revenue recognition policies:

1.	Funeral Products and Services
a.
Sichuan Baoguang Golden Autumn Senior Living Development Co., Ltd sells at-need burial space, niches and funeral supplies, provides related services in Memorial park. Sales related to pre-need burial spaces, niches and funeral supplies are immaterial. Prearranged funeral home services provide for future funeral home services generally determined by prices prevailing at the time that the contract is signed. Upon performance of the contracted funeral home service, the Company recognizes the earnings as funeral home revenues. Revenue is recognized when contracts are signed and payments are collected. All direct and indirect costs associated with the sale of cemetery products are expensed in the period incurred.

Deferred revenue represents prepaid maintenance that is separately invoiced for future delivery of maintenance services to be delivered in the Memorial Park. The Company is amortizing one-time maintenance revenue over a straight line basis over 20 years.

b.
Sichuan Baoguang Memorial Products & Services Chain Co., Ltd. engages in manufacturing funeral and memorial products as well as providing funeral and memorial services. Revenues are recognized when the services are provided or products are delivered, also collection of payments are assured.

2.	Real Estate Development and Community Services
a.
Chengdu Xinjing Hua Yuan Real Estate Development Co., Ltd develops senior communities and sells condominiums. Revenues from real estate sales, including multi-family residences, are recognized upon closing of sales contracts in accordance with Statement of Financial Accounting Standards No. 66, “Accounting for Sales of Real Estate” (“FAS 66”). A portion of real estate inventory and estimates for costs to complete are allocated to each housing unit based on the relative sales value of each unit as compared to the sales value of the total project. Revenues for multi-family residences under construction are recognized, in accordance with FAS 66, using the percentage-of-completion method of accounting when (1) construction is beyond a preliminary stage, (2) the buyer has made sufficient deposit and is committed to the extent of being unable to require a refund except for nondelivery of the unit, (3) sufficient units have already been sold to assure that the entire property will not revert to rental property, (4) sales price is collectible, and (5) aggregate sales proceeds and costs can be reasonably estimated. Revenue is recognized in proportion to the percentage of total costs incurred in relation to estimated total costs.

b.
Sichuan Golden Autumn Garden Property Management Services Co., Ltd provides health care, food, entertainment and shopping services to the senior residents in the retirement communities through the Group-owned facilities. Revenues are recognized when the services are performed and collection of payments are assured.

Country Risk

As the Company's principal operations are conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These risks include, among others, risks associated with the political, economic and legal environments and foreign currency exchange limitations encountered in the PRC. The Company's results of operations may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, among other things.

In addition, all of the Company's transactions undertaken in the PRC are denominated in Chinese Yuan Renminbi (CNY), which must be converted into other currencies before remittance out of the PRC may be considered. Both the conversion of CNY into foreign currencies and the remittance of foreign currencies abroad require the approval of the PRC government.

Foreign Currency Translation

The accounts of the Company were maintained, and their consolidated financial statements were expressed in the CNY. Such consolidated financial statements were translated into U.S. Dollars in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholder's equity are translated at the historical rates and statement of operations items are translated at the weighted average exchange rate for the year. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income.”

Cemetery Properties and Other Inventories

Cemetery properties and other inventories are stated at the lower of cost or market. Cost, calculated on a weighted average basis, comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. Market value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

Property and Equipment

Property, plant and equipment are stated at cost and are depreciated using the straight-line method over their estimated useful lives as follows:

Building and improvements     31 years
Furniture and fixtures        3 - 10 years
Vehicles               3 years

The land use rights are amortized on a straight-line basis over the unexpired period of the rights. Private ownership of land is not allowed in the PRC. Rather, entities acquire the right to use the land for a designated term. The leasehold lands are located in Chengdu, Sichuan Province, PRC, held under land use rights for periods ranging from 19 to 20 years with expiring dates ranging from December 2018 to April 2021. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized. Gains and losses on disposals are included in the results of operations.

Construction In Progress

Properties under development are stated at cost, which includes construction costs incurred and other costs attributable to the construction of the related assets, less provision for any impairment in value. No depreciation is provided in respect of properties under development until the construction work is completed.

Impairment of Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted discounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount of the fair value less costs to sell.

MANAGEMENT

Executive Officers and Directors

Below are the names and certain information regarding AMC’s executive officers following the acquisition of Golden Autumn.

Name	Age	Position
Guanglong Li	66	Chairman and Chief Executive Officer
Charles Fu	44	President and Director
Hua Li	44	Chief Operating Officer
Guangxin Tang	40	Chief Financial Officer
Michael Potts	50	Director

Background of Executive Officers and Directors

Guanglong Li, Chairman and Chief Executive Officer

Guanglong Li has been an executive in the senior living industry for over 24 years. Mr. Li has been chairman and general manager of the predecessors of Golden Autumn.

Charles Fu, President and Director

Mr. Fu has over 20 years experience in foreign investment in China. Mr. Fu received his LL.B. from China's Northwestern University of Law & Political Science, his J.D. from the Southern Methodist University School of Law in Dallas, Texas, and his LL.M. from the University of Brussels, Belgium.

Hua Li, Chief Operating Officer

Hua Li has thirteen years of management experience and has worked with Golden Autumn since 1998. Mr. Li received his master's degree in engineering from China's National University of Defense Technology. He is the son of Guanglong Li.

Guangxin Tang, Chief Financial Officer

Mr. Tang has over ten years experience in finance and accounting and has worked with Golden Aurum since 1997. Previously, Mr. Tang worked as the Chief Accountant for the state-owned Chengdu Electricity Machinery Corporation, and as the CFO for the Chengdu Regional Management Officer of f Hong Kong Wide Code Investment (Group) Co., Ltd.

Michael Potts, Director

Mr. Potts served as AMC's President, Chief Executive Officer, Chief Financial Officer, Secretary and treasurer until February 14, 2007. Michael Potts is a private investor and the managing partner of Galway Investments, based in Denver, Colorado. Previously, he was CEO of American Fundware, provider of the FundWare software product line for non-profit and government organizations. Mr. Potts began his career as an IBM salesman but soon shifted to entrepreneurial companies in the Southwest where, at various times, he ran high technology national sales teams and divisions, led acquisitions and joint ventures in the US and abroad, and served as a corporate officer of publicly held technology companies. Mr. Potts holds a B.A. in Creative Writing from Beloit College.

Executive Compensation

The following table summarizes all compensation recorded by the Company in each of the last two completed fiscal years for our principal executive officer, each other executive officer serving as such whose annual compensation exceeded $100,000 USD and up to two individuals for whom disclosures would have been made in this table but for the fact that the individual was not serving as an executive officer of our company at the end of our fiscal year. Such officers are referred to herein as our "Named Officers."

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mr. Guanglong Li	2006	$22,500	None	None	None	None	None	None	$22,500
Chairman & CEO	2005	$22,500	None	None	None	None	None	None	$22,500

Mr. Charles Y. Fu	2006	None	None	None	None	None	None	None	0
President & Director	2005	None	None	None	None	None	None	None	0

Mr. Hua Li,	2006	$22,500	None	None	None	None	None	None	$22,500
COO	2005	$22,500	None	None	None	None	None	None	$22,500

Mr. Guangxin Tang	2006	$12,500	None	None	None	None	None	None	$12,500
CFO	2005	$12,500	None	None	None	None	None	None	$12,500

Outstanding Equity Awards at Fiscal Year-End

Our Named Executive Officers did not hold unexercised options or any other stock awards as of the end of our fiscal year ending December 31, 2006. As such, the table has been omitted.

Director Compensation and Committees

We have not paid and do not presently propose to pay compensation to any director for acting in such capacity, except for the grant of shares of common stock or options and reimbursement for reasonable out-of-pocket expenses in attending meetings.

We do not have an audit committee. Accordingly, we have not designated any director as an "audit committee financial expert", as that term is defined in the rules of the Securities and Exchange Commission.

The Board of Directors does not have a standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors in accordance with our bylaws and Delaware law.

Meetings may be held from time to time to consider matters for which approval of our Board of Directors is desirable or is required by law.

Transactions with Related Persons, Promoters and Certain Control Persons

Pursuant to an Agreement and Release between AMC and Michael Potts, Michael Potts returned 600,000 shares of AMC's common stock owned by him to AMC and AMC transferred its assets to Michael Potts. Mr. Potts continues to own 400,000 shares of AMC’s common stock.

AMC entered into a consulting agreement with Galway Holdings LLC, pursuant to which AMC issued Galway Holdings a warrant to purchase 1,000,000 shares of AMC's common stock at $1.00 per share paid Galway Holdings LLC $425,000. Michael Potts is a member of Galway Holdings LLC.

As of September 30, 2006 Golden Autumn had non-interest bearing unsecured loans due from Hua Li and Changang and Guang Long Li (directors of Golden Autumn) of $68,057, $5,623, and $2,521 respectively.

As of September 30, 2006, Golden Autumn owed stockholders $311,605 for unsecured non-interest bearing loans made by them to Golden Autumn.

At December 31, 2005, Chengdu Jinma Chuanxi Entertainment Co., Ltd., a company under the control of Mr. Guanglong Li, chairman and director of Golden Autumn mantained a loan payable of $2,960,599. The outstanding loan balance comprised of cash advances of approximately $2,319,665 for the purposes of acquiring certain shares of the Predecessor (Baoguang). These debts are unsecured and interest free. In 2006, Chengdu Jinma Chuanxi Entertainment Co., Ltd repaid a portion of the debt by returning 351,786 shares of common stock in Golden Autumn Holdings Inc. valued $2,319,665. As of September 30, 2006, Chengdu Jinma Choanx, Entertainment Co. Ltd. outstanding receivable was approximately $1,013,599.

As of September 30, 2006, we had non-interest bearing demand loan receivable due from Chengdu Jin Feng, a company under the control of Mr. Gordon Gang Chena, and director of Golden Autumn Holdings Inc. of $564,003.

At September 30, 2006, loans due from stockholders totaled $22,227. The loans due from stockholders was an unsecured non-interest bearing demand loan.

Golden Autumn Senior Living Development Co., Ltd. owns an office building in the suburb of Chengdu, the Capital of Sichuan Province of P.R.China. Affiliated companies, Hua Yuan Real Estate Development Co., Ltd., Baoguang Memorial Products & Services Chain Co., Ltd. and Golden Autumn Garden Property Management Co., Ltd., all share space in the building for administrative and management purposes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of February 15, 2007 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of Armitage Mining's executive officers and directors; and (iii) Armitage directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. The below table is based on 20,142,003 shares of common stock outstanding as of February 15, 2007.

Name of Beneficial Owner (1)(2)	Common Stock Beneficially Owned	Percentage of Common Stock (1)
Guanglong Li	3,051,917	15.15%
Charles Fu (3)	1,547,514	8%
Hua Li	112,145	*
Guangxin Tang	18,072	*
Michael Potts (4)	1,400,000	2%
GAH-CDC Holdings LLC (5)	5,366,613	27%
BJP-GAH Holdings LLC (6)	3,028,070	15%
Wong Chi Shun	1,477,985	7.34%
Gordon Gang Chen	1,357,579	6.70%
GAH-REV Holdings LLC (7)	1,277,003	6.30%
All officers and directors as a group (5)	6,129,648	29% (8)

* Less than one percent.

(1) Beneficial ownership is determined in accordance with the Rule 13d-3(d)(1) of the Exchange Act, as amended and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(2) Except as otherwise indicated, the address of each beneficial owner is c/o Golden Autumn Holdings, Inc. 15455 Dallas Parkway, 6th Floor, Dallas Texas 75001.

(3) Including the 385,916 shares and the 196,816 shares held by BJPHC-GAH Holdings LLC and Everlasting Holdings LLC respectively, of which Mr. Charles Fu may be deemed to have the beneficial ownership by reason of being the shareholder of BJP-GAH Management Inc., the sole manager of BJPHC-GAH Holdings LLC and Everlasting Holdings LLC. Mr. Fu disclaims beneficial ownership of these shares.

(4) Of the shares beneficially owned by Mr. Potts, 1,000,000 shares are issuable upon exercise of a warrant having an exercise price of $1.00 per share.

(5) Mr. Quanglong Li and Mr. Fu may be deemed to have the shared power to dispose of the shares held by GAH-CDC Holdings LLC and to have beneficial ownership of these shares by reason of being the shareholders of GAH Management, Inc. the sole manager of GAH-CDC Holdings LLC.  Mr. Li and Mr. Fu disclaim beneficial owership of these shares.

(6) Mr. Charles Fu and Mr. Xiping Wang may be deemed to have the shared power to depose of the shares held by BJP-GAH Holdings LLC and to have the beneficial ownership of these shares by reason of being the shareholders of BJP-GAH Management Inc., the sole manager of BJP-GAH Holdings LLC. Mr. Fu and Mr. Wang disclaim beneficial ownership of these shares.

(7) Mr. Guanglong Li and Mr. Charles Fu may be deemed to have the shared power to depose of the shares held by GAH-REV Holdings LLC and to have the beneficial ownership of these shares by reason of being the shareholders of GAH Management Inc., the sole manager of GAH-REV Holdings LLC. Mr. Li and Mr. Fu beneficial ownership of these shares.

(8) Includes 1,000,000 shares of common stock issuable upon conversion of a warrant issued to Mr. Potts (the "Warrant") and is based upon 21,142,003 shares being issued and outstanding which assumes the Warrant is exercised.

DESCRIPTION OF SECURITIES

Armitage Mining's authorized capital stock consists of 75,000,000 shares of common stock which have a par value of $.001 per share.

Holders of Armitage Mining's common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of Armitage Mining's common stock representing a majority of the voting power of Armitage Mining's capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of Armitage Mining's outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to Armitage Mining's articles of incorporation.

Holders of Armitage Mining's common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Armitage Mining's common stock is traded on the OTC Bulletin Board under the symbol "ARMC". To date, there has been minimal trading in the shares of Armitage Mining's shares with a high of $1.25 per share and a low of $.0.96 per share. As of February 16, 2007, there were approximately 72 holders of record of Armitage Mining's common stock.

Dividends

Armitage Mining has never declared or paid any cash dividends on its common stock. Armitage Mining currently intends to retain future earnings, if any, to finance the expansion of its business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table shows information with respect to each equity compensation plan under which Armitage Mining's common stock is authorized for issuance as of the fiscal year ended September 30, 2006.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	-0-	-0-	-0-
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	-0-	-0-	-0-

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Armitage Mining's directors and executive officers are indemnified as provided by the Nevada Revised Statutes and its Bylaws. These provisions state that the Armitage Mining's directors shall cause Armitage Mining to indemnify a director or former director against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him as a result of him acting as a director. The indemnification of costs can include an amount paid to settle an action or satisfy a judgment.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise, Armitage has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
DISCLOSURE

In November 2006, Golden Autumn dismissed AJ Robbins PC as its independent auditor. AJ Robbins performed the audit for the period ended December 31, 2004 and December 31, 2005 respectively, which reports for the years ended December 31, 2004 and December 31, 2005 did not contain any adverse opinion or a disclaimer of opinion nor was it qualified as to audit scope or accounting principals. AJ Robbins has not performed a review or audit of the financial statements ended September 30, 2006. The unaudited financial statements for the period ended September 30, 2006, were reviewed (but not audited) by Schwartz Levitsky Feldman LLP.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to a Share Exchange Agreement dated February 14, 2007, Armitage Mining issued 17,032,970 shares of its common stock to the Golden Autumn. The issuance of these securities is exempt from the registration requirements under Rule 4(2) of the Securities Act of 1933, as amended and/or Regulation D and/or S of the rules and regulations promulgated under the Securities Act. Additionally, Armitage Mining issued 1,990,031 shares as compensation to certain individuals and/or entities. Pursuant to a consulting agreement between Armitage Mining and Galway Holdings LLC, Armitage Mining issued a warrant to Galway Holdings LLC to purchase 1,000,000 shares of its common stock at $1.00 per share. The issuance of the compensation shares and the warrant were exempt from the registration requirements under Rule 4(2) of the Securities Act of 1933, as amended.

Item 5.01 Changes in Control of Registrant.

See Item 2.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Item 1.01.

Item 5.06 Change in Shell Company Status.

See Item 2.01

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Unaudited financial statements of Golden Autum Holdings, Inc. for the Period ended September 30, 2006 and 2005, See F-1

Audited Financial Statments of Golden Autumn Holdings, Inc. for the years ended December 31, 2005 and 2004. See F-25

(b) Pro forma financial information.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of Armitage Mining Corp. ("Armitage") and Golden Autumn Holdings Inc. ("Golden Autumn") give effect to the merger between Armitage and Golden Autumn under the purchase method of accounting prescribed by Financial Accounting Standards Board 141, Business Combinations.
The acquisition of Golden Autumn by Armitage has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Armitage pursuant to which Golden Autumn is treated as the continuing entity. These pro-forma combined financial statements are presented for illustrative purposes only. The Pro Forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to represent what the results of operations or financial position of Golden Autumn would actually have been if the merger had in fact occurred on January 1, 2005, nor do they purport to project the results of operations or financial position of Golden Autumn for any future period or as of any date, respectively.

These Unaudited Pro Forma Condensed Consolidated Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Armitage and Golden Autumn.

The proforma financial statements of Armitage for the year ended December 31, 2005 are derived from audited financial statements and are included in the Form 10-KSB for the year ended September 30, 2005 as filed by Armitage with the Securities and Exchange Commission. The proforma financial statements of Armitage for the nine months ended September 30, 2006 are derived from audited financial statements and are included in the Form 10-KSB for the year ended September 30, 2006 as filed by Armitage with the Securities and Exchange Commission.

You should read the financial information in this section along with Armitage’s Financial Statements and accompanying notes in prior Securities and Exchange Commission filings.

Unaudited Proforma Condensed Consolidated Balance Sheet
As of September 30, 2006

	Golden Autumn Holdings Inc.	Armitage Mining Inc.	Proforma Adjustments		Proforma
ASSETS
Current Assets:
Cash and cash equivalents	$810,007	$5,972			$815,979
Account receivable, net	414,367				414,367
Real estate held for resale	4,897,332				4,897,332
Due from related parties	1,676,030				1,676,030
Other current assets	11,908				11,908
Total current assets	7,809,644	5,972			7,815,616

Property and equipment	4,207,027				4,207,027
Cemetery properties and other inventories	10,373,552				10,373,552
Land use rights	1,583,533				1,583,533
Other receivables	1,744,651				1,744,651
Total Assets	$25,718,407	$5,972			$25,724,379

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Notes payable	$-	$6,120			$6,120
Accounts payable	2,929,561				2,929,561
Due to related parties	333,104				333,104
Income tax payable	336,657				336,657
Customer deposits	2,943,277	-			2,943,277
Deferred revenue	1,112,191	-			1,112,191
Other current liabilities	286,891	18,732			305,623
Total current liabilities	7,941,681	24,852			7,966,533

Minority Interest	1,475,793	-			1,475,793

Stockholders' Equity:
Common Stock	26,483	1,719	1	(9,450)	18,752
Additional paid in capital	13,045,185	43,031	1	(54,180)	13,034,036
Statutory surplus reserve	193,640	-			193,640
Statutory public welfare fund	98,820	-			98,820
Retained earnings	2,178,520	(63,630)	1	63,630	2,178,520
Other comprehensive income (loss)	758,285	-			758,285
Total stockholders' equity	16,300,933	(18,880)			16,282,053

Total Liabilities and Stockholders' Equity	$25,718,407	$5,972			$25,724,379

See accompanying notes to the pro forma condensed consolidated financial statements.

Unaudited Proforma Condensed Consolidated Statement of Operations
For The Nine Months Ended September 30, 2006

	Golden Autumn Holdings Inc.	Armitage Mining Inc.	Proforma Adjustments		Proforma

Total revenues	$2,473,344	$-			$2,473,344
Total cost of revenues	1,542,918	-			1,542,918
Gross profit	930,426	-			930,426

Total operating expenses	1,596,483	32,588			1,629,071
Income (loss) from operations	(666,057)	(32,588)			(698,645)

Other income	5,807	-			5,807
Income (loss) before income taxes and minority interest	(660,250)	(32,588)			(692,838)
Provision for income taxes	-	-			-
Income (loss) before minority interest	(660,250)	(32,588)			(692,838)
Minority interest in income (loss) of consolidated
subsidiaries, net of income taxes	(52,820)	-			(52,820)

Net income (loss)	$(607,430)	$(32,588)			$(640,018)

Basic net income (loss) per share applicated to common stockholders		$0.02			$(0.03)
Number of shares used in computing basic net income (loss) per share		1,703,692	1	17,032,970	18,736,662

Diluted income (loss) per share		$0.02			$(0.03)
Number of shares used in computing diluted income (loss) per share		1,703,692	1	17,032,970	18,736,662

See accompanying notes to the pro forma condensed consolidated financial statements.

Unaudited Proforma Condensed Consolidated Statement of Operations
For The Year Ended December 31, 2005

	Golden Autumn Holdings Inc.	Armitage Mining Inc.	Proforma Adjustments		Proforma
Total revenues	$10,577,138	$-			$10,577,138
Total cost of revenues	6,778,300	-			6,778,300
Gross profit	3,798,838	-			3,798,838

Selling expense	495,153				495,153
General and administrative expenses	1,120,878	22,521			1,143,399
Finance expenses	28,607				28,607
Total operating expenses	1,644,638	22,521			1,667,159
Income (loss) from operations	2,154,200	(22,521)			2,131,679

Other income	28,138	-			28,138
Income (loss) before income taxes and minority interest	2,182,338	(22,521)			2,159,817
Provision for income taxes	220,157	-			220,157
Income (loss) before minority interest	1,962,181	(22,521)			1,939,660
Minority interest in income (loss) of consolidated
subsidiaries, net of income taxes	11,754	-			11,754

Net income (loss)	$1,950,427	$(22,521)			$1,927,906

Basic net income (loss) per share applicated to common stockholders		$(0.01)			$0.10
Number of shares used in computing basic net income (loss) per share		1,700,000	1	17,032,970	18,736,970

Diluted income (loss) per share		$(0.01)			$0.10
Number of shares used in computing diluted income (loss) per share		1,700,000	1	17,032,970	18,736,970

See accompanying notes to the pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements present the consolidated financial position and results of operations of Armitage Mining Corp. ("Armitage") and Golden Autumn Holdings Inc. ("Golden Autumn").

NOTE 2 - PROFORMA ADJUSTMENTS

The Unaudited Pro Forma Condensed Consolidated Financial Statements give effect to the following adjustments:

(1) To record the issuance of 17,032,970 shares of Armitage pursuant to the share exchange agreement related to the reverse acquisition of Armitage and Golden Autumn.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(c) Shell Company Transactions

See Items 9.01(a) and 9.01(b)

(d) Exhibits*

Exhibit Number	Description
4.1	Warrant issued to Galway Holdings, LLC
10.1	Share Exchange Agreement by and among Armitage Mining Corp., Golden Autumn Holdings Inc., Michael Potts and the shareholders of Golden Autumn Holdings Inc.
10.2	Agreement and Release between Armitage Mining Corp. and Michael Potts
10.3	Consulting Agreement between Armitage Mining Corp. and Galway Holdings, LLC

* Schedules and exhibits have been omitted , however, the Company agrees to furnish to the Securities and Exchange Commission supplementally a copy of all omitted Schedules and exhibits upon its request.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Consolidated Financial Statements
Nine Months Ended September 30, 2006 and 2005
(Unaudited)

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Consolidated Balance Sheets
As of September 30, 2006 and 2005
(Unaudited)

	2006	2005
ASSETS
Current Assets:
Cash and cash equivalents	$810,007	$828,308
Account receivable, net	414,367	138,576
Real estate held for resale	4,897,332	2,215,332
Due from related parties	1,676,030	3,830,798
Other current assets	11,908	254,844
Total current assets	7,809,644	7,267,858

Property and equipment	4,207,027	4,062,198

Cemetery properties and other inventories	10,373,552	9,822,730

Land use rights	1,583,533	1,415,743

Other receivables	1,744,651	1,489,862
Total Assets	$25,718,407	$24,058,391

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Short term loan	$-	$308,947
Accounts payable	2,929,561	3,349,639
Due to related parties	333,104	16,668
Income tax payable	336,657	485,021
Customer deposits	2,943,277	243,827
Deferred revenue	1,112,191	-
Other current liabilities	286,891	794,874
Total current liabilities	7,941,681	5,198,976

Minority Interest	1,475,793	1,516,859

Stockholders' Equity:
Common Stock, par value $0.01, 15,000,000 shares authorized ;
2,648,214 and 3,000,000 shares issued and outstanding as of September 30, 2006 and 2005	26,483	30,000
Additional paid in capital	13,045,185	14,034,126
Statutory surplus reserve	193,640	189,868
Statutory public welfare fund	98,820	94,934
Retained earnings	2,178,520	2,581,955
Other comprehensive income (loss)	758,285	411,673
Total stockholders' equity	16,300,933	17,342,556

Total Liabilities and Stockholders' Equity	$25,718,407	$24,058,391

The accompanying notes are an integral part of these consolidated financial statements.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Consolidated Statements of Operations
For the Nine Months Ended September 30, 2006 and 2005
(Unaudited)

	September 30,
	2006	2005
Revenues:
Real estate sales	$2,026,115	$7,985,502
Cemetery and funeral product sales	356,646	1,633,741
Other products and services	90,583	69,089
Total revenues	2,473,344	9,688,332

Cost of revenues:
Cost of real estate sales	1,481,183	6,135,100
Cost of cemetery and funeral products	42,578	327,315
Cost of other products and services	19,157	19,492
Total cost of revenues	1,542,918	6,481,907
Gross profit	930,426	3,206,425

Operating expenses:
Selling expense	350,929	337,719
General and administrative expenses	1,235,274	898,012
Finance expenses	10,280	29,877
Total operating expenses	1,596,483	1,265,608
Income (loss) from operations	(666,057)	1,940,817

Other income	5,807	3,290
Income (loss) before income taxes and minority interest	(660,250)	1,944,107
Provision for income taxes	-	205,333
Income (loss) before minority interest	(660,250)	1,738,774
Minority interest in income (loss) of consolidated
subsidiaries, net of income taxes	(52,820)	-

Net income (loss)	$(607,430)	$1,738,774
Gain in foreign exchange translation	318,770	407,083
Comprehensive income (loss)	$(288,660)	$2,145,857

Net income (loss) per common share- basic and dilutive	$(0.23)	$0.58
Weighted average common shares outstanding - basic and dilutive	2,707,489	3,000,000

The accompanying notes are an integral part of these consolidated financial statements.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Consolidated Statements of Stockholders' Equity
For the Nine Months Ended September 30, 2006 and 2005
(Unaudited)

				Statutory	Statutory
			Additional	Public	Public	Other
	Common Stock		Paid in	Surplus	Welfare	Comprehensive	Retained
	Shares	Amount	Capital	Reserve	Fund	Income	Earnings	Total
December 31, 2004	3,000,000	$30,000	$14,034,126	$55,722	$27,861	$4,590	$1,044,400	$15,196,699

Additional paid in capital from recapitalization								-
Foreign exchange translation gain						407,083		407,083
Net income							1,738,774	1,738,774
Statutory surplus reserve				134,146			(134,146)	-
Statutory public welfare fund					67,073		(67,073)	-

September 30, 2005	3,000,000	$30,000	$14,034,126	$189,868	$94,934	$411,673	$2,581,955	$17,342,556

Additional paid in capital from recapitalization			1,327,207					1,327,207
Foreign exchange translation gain						27,842		27,842
Net loss							211,653	211,653
Statutory surplus reserve				(4,238)			4,238	-
Statutory public welfare fund					3,558		(3,558)	-

December 31, 2005	3,000,000	30,000	15,361,333	185,630	98,492	439,515	2,794,288	18,909,258

Cancellation of common shares in exchange for due from related party loan receivable	(351,786)	(3,517)	(2,316,148)					(2,319,665)
Foreign exchange translation gain						318,770		318,770
Net loss							(607,430)	(607,430)
Statutory surplus reserve				8,010			(8,010)	-
Statutory public welfare fund					328		(328)	-

September 30, 2006	2,648,214	$26,483	$13,045,185	$193,640	$98,820	$758,285	$2,178,520	$16,300,933

The accompanying notes are an integral part of these consolidated financial statements.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Statement of Cash Flows
For the Nine Months Ended September 30, 2006 and 2005
(Unaudited)

	September 30,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(607,430)	$1,738,774

Adjustment to reconcile net income (loss) to net cash
provided by (used in) operating activities
Depreciation and amortization	285,701	274,802
Minority interest in income (loss) of subsidiaries	(52,820)	-
Provision for bad debts	52,193	-
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	255,350	236,353
Accounts receivable - related parties	(168,068)	(396,013)
Other current assets	(11,909)	(254,843)
Cemetary properties	(289,203)	602,184
Real estate held for sale	(2,650,108)	376,496
Increase (decrease) in:
Accounts payable	(208,638)	3,046,207
Due from - related parties	—	5,384
Other current liabilities	(563,674)	385,978
Customer deposits	2,525,479	(3,535,182)
Deferred revenue	1,112,191	-
Income tax payable	109,199	473,630
Total Adjustment	395,693	1,214,996
Net cash provided by (used in) operating activities	(211,737)	2,953,770

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(116,576)	(496,028)
Payments for other receivables	(110,866)	(1,489,862)
Payments for land use rights	(138,116)
Net cash provided by (used in) investing activities	(365,558)	(1,985,890)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related party loans	333,104	-
Proceeds from joint venture	-	674,158
Net repayments on note payable to bank	(187,501)	(1,027,373)
Net cash provided by (used in) financing activities	145,603	(353,215)

EFFECTIVE OF EXCHANGE RATE CHANGES ON CASH	10,865	4,903
NET INCREASE IN CASH AND CASH EQUIVALENTS	(420,827)	619,568
CASH AND CASH EQUIVALENTS, Beginning of period	1,230,834	208,740
CASH AND CASH EQUIVALENTS, End of period	$810,007	$828,308

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest Paid	$7,842	$25,967
Income taxes paid	$122,880	$-
NON CASH INVESTING AND FINANCING ACTIVITIES:
Cancellation of common shares in exchange for due from
related party loan receivable	$2,319,665	$-

The accompanying notes are an integral part of these consolidated financial statements.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)
Note 1 - Organization and Nature of Operations

Organization and Line of Business

Golden Autumn Holdings Inc. (“the Company’) was incorporated under the laws of the State of Delaware on January 7, 2005.

The Company and its subsidiaries (collectively the “Group”) are principally engaged in retirement community development and management in the People’s Republic of China (the “PRC” or “China”). The Group develops and manages privately-owned retirement communities in the PRC, and also provides health care, food, entertainment and shopping services to its senior residents through the Group-owned health care centers, restaurants, entertainment centers and shopping centers. As part of business integration and cross-marketing, the Group also engaged in memorial park development and management in the PRC. The Group’s memorial park develops and sells burial spaces and the spaces for keeping the boxes of cremated remains as well as provides memorial services and products.

Under its original Certificate of Incorporation, the Company initially had 1,500 authorized shares with no par value. On May 30, 2005, the Certificate of Incorporation was amended to increase the authorized shares to 15,000,000 shares of common stock with par value of $0.01 per share. The Company subsequently issued 3,000,000 shares of common stock and repurchased 351,786 shares from one shareholder on February 16, 2006.

On April 8, 2005, Sichuan Baoguang Golden Autumn Senior Living Development Co., Ltd, an equity joint venture in the PRC, (the “JV”) was established by and between Golden Autumn Holdings Inc. and Sichuan Baoguang Yinfa Shiye Co., Ltd. (the “Predecessor” or “Yinfa”) with total registered capital $9,000,000 USD. As of December 31, 2005, the Company received $1,242,000 of cash contributions. As a result of the PRC joint venture, the Company is committed to raise an additional $7,038,000 over the next three years. The Company owns 92% equity interest of the JV by investing capital raised by the issuance of common stocks and the Predecessor owns 8% equity interest of the JV by transferring certain land and buildings to the JV. Subsequently on October 25, 2005, the JV acquired all the remaining assets from as well as assumed all the liabilities of the Predecessor and continued to carry on the Predecessor’s businesses. The Predesessor then became the predecessor of the JV as well as an 8% shareholder of the JV. The acquisition among entities under common control such as the PRC joint venture and share exchange with Golden Autumn Holdings Inc. are not considered business combinations and are to be accounted for at historical cost in accordance with Energy Issues Task Force (“EITF”) 90-5, Exchange of Ownership Interest between Enterprises under Common Control. All references to common stock shares and per share amounts have been retroactively restated to reflect the share exchange as if the exchange had taken place as of the beginning of the earliest period presented. Compositions of registered capital and equity interest are shown as follows:

Name	Registered Capital	Percentage of ownership	Contribution Made
Golden Autumn Holdings Inc.	$8,280,000	92%	$1,242,000
Sichuan Baoguang Yinfa Shiye Co., Ltd.	720,000	8%	720,000 (*	)

(*) Minority shareholder contributed buildings with an agreed value of $720,000.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 1 - Organization and Nature of Operations (Cont’d)

Under the JV, there are three subsidiaries which were previously owned by the Predecessor and now wholly-owned by the JV:

1)	Chengdu Xinjing Hua Yuan Real Estate Development Co., Ltd., which develops privately-owned retirement communities in China;
2)
Sichuan Golden Autumn Garden Property Management Services Co., Ltd., which provides health care, food, entertainment and shopping services to the senior residents in the retirement communities through the Group-owned facilities; and

3)	Sichuan Baoguang Memorial Products & Services Chain Co., Ltd. engages in manufacturing funeral and memorial products as well as providing funeral and memorial services.

The Company also has two wholly-owned subsidiaries in Hong Kong, Golden Autumn Holdings (Hong Kong) Ltd. and Golden Autumn Development (Hong Kong) Ltd. (formed in 2006). These subsidiaries do not have any substantial operating activities as of September 30, 2006.

Note 2 - Summary of Significant Accounting Policies

Consolidated Financial Statements

The accompanying consolidated financial statements as at September 30, 2006 include the accounts of the Company and its majority owned subsidiaries: Sichuan Baoguang Golden Autumn Senior Living Development Co., Ltd, Chengdu Xinjing Hua Yuan Real Estate Development Co., Ltd., Sichuan Baoguang Memorial Products & Services  Chain Co., Ltd., Sichuan Golden Autumn Garden Property Management Service Co., Ltd., Golden Autumn Holdings (Hong Kong) Ltd. and Golden Autumn Development (HongKong) Ltd. The accompanying consolidated financial statement as at September 30, 2005 include the accounts of the Company, Baoguang Yinfa Industrial Co., Ltd. And the three afore mentioned subsidiaries.  All inter-company accounts and transactions have been eliminated.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Chinese Renminbi and Hong Kong Dollar; however the accompanying consolidated financial statements have been re-measured and presented in United States Dollars ($).

Reclassification

Certain prior period amounts have been reclassified for comparative purposes.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 2 - Summary of Significant Accounting Policies (Cont’d)

Revenue Recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition (“SAB104”), which superseded Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (“SAB101”). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts.

The Company has two segments including the following revenue recognition policies:

1.	Funeral Products and Services
a.
Sichuan Baoguang Golden Autumn Senior Living Development Co., Ltd sells at-need burial space, niches and funeral supplies, provides related services in Memorial park. Sales related to pre-need burial spaces, niches and funeral supplies are immaterial. Prearranged funeral home services provide for future funeral home services generally determined by prices prevailing at the time that the contract is signed. Upon performance of the contracted funeral home service, the Company recognizes the earnings as funeral home revenues. Revenue is recognized when contracts are signed and payments are collected. All direct and indirect costs associated with the sale of cemetery products are expensed in the period incurred.

Deferred revenue represents prepaid maintenance that is separately invoiced for future delivery of maintenance services to be delivered in the Memorial Park. The Company is amortizing one-time maintenance revenue over a straight line basis over estimated useful life of 20 years.

b.
Sichuan Baoguang Memorial Products & Services Chain Co., Ltd. engages in manufacturing funeral and memorial products as well as providing funeral and memorial services. Revenues are recognized when the services are provided or products are delivered, and collection of payments are assured.

2.	Real Estate Development and Community Services
a.
Chengdu Xinjing Hua Yuan Real Estate Development Co., Ltd develops senior communities and sells condominiums. Revenues from real estate sales, including multi-family residences, are recognized upon closing of sales contracts in accordance with Statement of Financial Accounting Standards No. 66, “Accounting for Sales of Real Estate” (“FAS 66”). A portion of real estate inventory and estimates for costs to complete are allocated to each housing unit based on the relative sales value of each unit as compared to the sales value of the total project. Revenues for multi-family residences under construction are recognized, in accordance with FAS 66, using the percentage-of-completion method of accounting when

F-8

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

 (1) construction is beyond a preliminary stage, (2) the buyer has made sufficient deposit and is committed to the extent of being unable to require a refund except for nondelivery of the unit, (3) sufficient units have already been sold to assure that the entire property will not revert to rental property, (4) sales price is collectible, and (5) aggregate sales proceeds and costs can be reasonably estimated. Revenue is recognized in proportion to the percentage of total costs incurred in relation to estimated total costs.

b.
Sichuan Golden Autumn Garden Property Management Services Co., Ltd provides health care, food, entertainment and shopping services to the senior residents in the retirement communities through the Group-owned facilities. Revenues are recognized when the services are performed and collection of payments are assured.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 2 - Summary of Significant Accounting Policies (Cont’d)

Country Risk

As the Company's principal operations are conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These risks include, among others, risks associated with the political, economic and legal environments and foreign currency exchange limitations encountered in the PRC. The Company's results of operations may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, among other things.

In addition, all of the Company's transactions undertaken in the PRC are denominated in Chinese Yuan Renminbi (CNY), which must be converted into other currencies before remittance out of the PRC may be considered. Both the conversion of CNY into foreign currencies and the remittance of foreign currencies abroad require the approval of the PRC government.

Foreign Currency Translation

As of September 30, 2006 and 2005, the accounts of the Company were maintained, and their consolidated financial statements were expressed in the CNY. Such consolidated financial statements were translated into U.S. Dollars in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholder's equity are translated at the historical rates and statement of operations items are translated at the weighted average exchange rate for the year. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income." The exchange rate for the conversion of one US Dollar to Chinese Yuan was 7.93 and 8.09 at September 30, 2006 and 2005.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. As of September 30, 2006, the Company has an allowance for doubtful accounts of $186,689.

Advertising Costs

Advertising and sales promotion costs are expensed as incurred.

Minority Interest in Subsidiaries

Minority interest represents that portion of the net equity of majority-owned subsidiaries of the Company held by minority shareholders. The minority shareholders’ share of the subsidiaries’ income or loss is listed separately in the Consolidated Income Statement. Minority interest came into being since the recapitalization on October 26, 2005, on which Yinfa acquired 8% of interest in Joint Venture. Minority Interest reflects Yinfa’s portion of the earnings of Golden Autumn Senior Livings Development Co. Ltd. from October 26, 2005 to the September 30, 2006. There was no minority interest as of September 30, 2005. However, the minority interest has been retroactively restated in accordance with a reverse merger.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 2 - Summary of Significant Accounting Policies (Cont’d)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. As of September 30, 2006 and 2005, the Company used estimates in determining the realization of its accounts receivable, other receivable and valuation of interest in an associate. Actual results could differ from these estimates.

Fair Value of Financial Instruments

For certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, inventory, other receivables, accounts payable, accrued expenses and unearned revenue, the carrying amounts approximate fair value due to their short maturities. The amounts due under note payable agreements also approximate fair value because interest rates and terms offered to the Company are at current market rates.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company defines cash equivalents as all highly liquid debt instruments purchased with a maturity of three months or less, plus all certificates of deposit maturing within one year.

Cemetery Properties and Other Inventories

Cemetery properties and other inventories are stated at the lower of cost or market. Cost, calculated on a weighted average basis, comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. Market value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 2 - Summary of Significant Accounting Policies (Cont’d)

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents and accounts receivables. The Company places its cash with high quality financial institutions. The Company extends credit based on an evaluation of the customer's financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts.

Property and Equipment

Property, plant and equipment are stated at cost and are depreciated using the straight-line method over their estimated useful lives as follows:

Building and improvements     31 years
Furniture and fixtures        3 - 10 years
Vehicles               3 years

The land use rights are amortized on a straight-line basis over the unexpired period of the rights. Private ownership of land is not allowed in the PRC. Rather, entities acquire the right to use the land for a designated term. The leasehold lands are located in Chengdu, Sichuan Province, PRC, held under land use rights for periods ranging from 19 to 20 years with expiring dates ranging from December 2018 to April 2021. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized. Gains and losses on disposals are included in the results of operations.

Construction In Progress

Properties under development are stated at cost, which includes construction costs incurred and other costs attributable to the construction of the related assets, less provision for any impairment in value. No depreciation is provided in respect of properties under development until the construction work is completed.

Borrowing Costs

Borrowing costs that are directly attributable to the acquisition, construction or production of an asset that takes a substantial period of time to bring to its intended use or sale are capitalized as part of the cost of that asset. All other borrowing costs are recognized as an expense as incurred. Capitalization of borrowing costs commences when expenditures for the asset and borrowing costs are being incurred and the activities to prepare the asset for its intended use are in progress. Borrowing costs are capitalized at the weighted average cost of the related borrowings until the asset is ready for its intended use.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)
Note 2 - Summary of Significant Accounting Policies (Cont’d)

Impairment of Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted discounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount of the fair value less costs to sell.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 2 - Summary of Significant Accounting Policies (Cont’d)

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The Company's subsidiaries in China are governed by the Income Tax Law of the People's Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises and local income tax laws (the "PRC Income Tax Law"). Pursuant to the PRC Income Tax Law, wholly-owned foreign enterprises are subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax). According to PRC taxation Policy, funeral service is subject to profit tax at 33%. However, in practice, the company is allowable to submit an application for tax exemption annually to the government. Once the application is approved, the income from funeral service is exempted from profit tax. Therefore Sichuan Baoguang Yinfa Industrial Co. Ltd., Sichuan Baoguang Golden Autumn Senior Living Development Co. Ltd. and Sichuan Baoguang Funeral Service Chain Co. Ltd. can be exempted from profit tax by annual approval. For Chengdu Xinjing Huayuan Real Estate Development Co. Ltd. profit tax rate reduced to 15% was approved by the tax authority. Sichuan Golden Autumn Garden Property Management Service Co., is subjected to profit tax at 33%. Golden Autumn Holdings (Hong Kong) Limited is a limited company incorporated in Hong Kong, the profits tax rate is 17.5%. However, the Sichuan Golden Autumn Garden Property Management Service Co. and Golden Autumn Holdings (Hong Kong) Limited has net operating losses.

In December 2004, the FASB issued FASB Staff Position (FSP) No. FAS 109-1, “Application of FASB Statement No. 109, Accounting for Income Taxes, to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004.” The American Jobs Creation Act includes a tax deduction of up to 9 percent (when fully phased-in) of the lesser of (a) “qualified production activities income,” as defined in the Act, or (b) taxable income (after the deduction for the utilization of any net operating loss carry forwards). This tax deduction is limited to 50 percent of W-2 wages paid by the taxpayer. The adoption of the Act and related estimated deduction would not have a material impact on the Company's financial position, results of operation or cash flows.

In December 2004, the FASB issued FASB Staff Position (FSP) No. FAS 109-2, “Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004.” The American Jobs Creation Act (Job Act) introduces a special one-time dividends received deduction on the repatriation of certain foreign earnings to a U.S. taxpayer (repatriation provision), provided certain criteria are met. FSP No. 109-2 provides accounting and disclosure guidance for the repatriation provision. FSP No. 109-2 is effective immediately and the Job Act was enacted in October 2004. FSP No. 109-2 allows for time beyond the financial reporting period of enactment to evaluate the effect of the Jobs Act on its plan for reinvestment or repatriation of foreign earnings for purposes of applying SFAS No. 109. The Company did not repatriate any foreign earnings pursuant to the Job Act.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 2 - Summary of Significant Accounting Policies (Cont’d)

Earnings Per Share

The Company reports earnings per share in accordance with SFAS No. 128, "Earnings per Share." Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares available. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. At September 30, 2006 and 2005 there were no common stock equivalents outstanding.

Stock Based Compensation

On January 1, 2006 the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" ("SFAS 123 (R) which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options and employee stock purchases related to a Employee Stock Purchase Plan based on the estimated fair values. SFAS 123 (R) supersedes the Company's previous accounting under Accounting Principles Board Opinion No.25, "Accounting for Stock Issued to Employees" ("APB 25") for the periods beginning fiscal 2006.

The Company adopted SFAS 123 (R) using the modified prospective transition method, which required the application of the accounting standard as of January 1, 2006. The Company’s financial Statements as of and for the nine months ended September 30, 2006 reflect the impact of SFAS 123(R). In accordance with the modified prospective transition method, the Company's financial statements for the prior periods have not been restated to reflect, and do not include the impact of SFAS 123 (R). During the nine months ended September 30, 2006, there were no stock options granted to employees.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 2 - Summary of Significant Accounting Policies (Cont’d)

Recently Issued Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106, and 132 (R) (“SFAS 158”). SFAS 158 requires an employer to recognize the over-funded or under-funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS 158 also requires the measurement of defined benefit plan assets and obligations as of the date of the employer’s fiscal year-end statement of financial position (with limited exceptions). Under SFAS 158, the Company will be required to recognize the funded status of its defined benefit postretirement plan and to provide the required disclosures commencing as of July 31, 2007. The Company is currently evaluating the impact, if any, that SFAS158 may have on the Company’s results of operations or financial position.

In September 2006, the United States Securities and Exchange Commission (“SEC”) issued SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” This SAB provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each of the company’s balance sheet and statement of operations financial statements and the related financial statement disclosures. The SAB permits existing public companies to record the cumulative effect of initially applying this approach in the first year ending after November 15, 2006 by recording the necessary correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. Additionally, the use of the cumulative effect transition method requires detailed disclosure of the nature and amount of each individual error being corrected through the cumulative adjustment and how and when it arose. The Company is currently evaluating the impact, if any, that SAB 108 may have on the Company’s results of operations or financial position.

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109.” This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Interpretation is effective for fiscal years beginning after December 15, 2006 and the Company is currently evaluating the impact, if any, that FASB No. 48 may have on the Company’s results of operations or financial position.

In March 2006, the FASB issued EITF 06-03, “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That is, Gross versus Net Presentation)” that clarifies how a company discloses its recording of taxes collected that are imposed on revenue producing activities. EITF 06-03 is effective for the first interim reporting period beginning after December 15, 2006. The adoption of EITF 06-03 is not expected to have an effect on the Company’s results of operations or financial position.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 2 - Summary of Significant Accounting Policies (Cont’d)

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments—an Amendment of FASB Statements No. 133 and 140”. SFAS 155 allows financial instruments that contain an embedded derivative and that otherwise would require bifurcation to be accounted for as a whole on a fair value basis, at the holders’ election. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. SFAS 155 is effective beginning fiscal 2008. The adoption of SFAS 155 is not expected to have an effect on the Company’s results of operations or financial position.

In November 2005, the FASB issued FSP FAS123(R)-3, Transition Election to Accounting for the Tax Effects of Share-Based Payment Awards. This FSP requires an entity to follow either the transition guidance for the additional-paid-in-capital pool as prescribed in SFAS No. 123(R), Share-Based Payment , or the alternative transition method as described in the FSP. An entity that adopts SFAS No. 123(R) using the modified prospective application may make a one-time election to adopt the transition method described in this FSP. An entity may take up to one year from the later of its initial adoption of SFAS No. 123(R) or the effective date of this FSP to evaluate its available transition alternatives and make its one-time election. This FSP became effective in November 2005. The Company is evaluating the impact, if any, that the FSP may have on the Company’s results of operations or financial position.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections” which replaces APB Opinion No. 20 “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements—An Amendment of APB Opinion No. 28.” SFAS No. 154 requires retrospective application to prior periods’ financial statements of a voluntary change in accounting principal unless it is not practicable. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005 and is required to be adopted by the Company in the first quarter of fiscal 2007. Although the Company will continue to evaluate the application of SFAS No. 154, management does not currently believe adoption will have a material impact on the Company’s results of operations or financial position.

Note 3 - Cemetery Properties and Other Inventories

Cemetery properties and other inventories at September 30, 2006 and 2005 consisted of the following:

	2006	2005

Vaults and burial plots	$9,965,794	$9,365,344
Work in progress -vaults	371,560	411,472
Others	36,198	45,914
	$10,373,552	$9,822,730

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 4 - Real Estate Held for Resale

At September 30, 2006 and 2005, real estate held for resale consists primarily of construction work in progress totaling $4,897,332 and $2,215,332, respectively.

Note 5 - Property and Equipment

The cost of property and equipment at September 30, 2006 and 2005 consisted of the following:

	2006	2005

Property and equipment	$5,753,009	$5,523,264
Less accumulated depreciation	(1,545,982)	(1,461,066)
	$4,207,027	$4,062,198

Note 6 - Other Receivables

At September 30, 2006 and 2005, the Company had advances outstanding of $1,744,651 (net of reserves of $650,000) and $1,489,862 (net of reserves of $650,000), respectively. The other receivables consist primarily of two non-interest bearing demand loan receivables to Sichuan Funeral Association and Gong Chen Zin Co.

Note 7 - Land Use Rights

In P.R.China, land is the asset of the government. The Company maintains only use rights from local governmental authorities. The Company has use rights on three properties consisting of approximately 20 acres of land with land usage rights with 19-20 years expiration from the date of purchase. Land use rights are stated at cost less accumulated amortization and any impairment losses. The land use rights are amortized on a straight line basis over the life of the rights.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 7 - Land Use Rights (Cont’d)

In December 1997, November 2000 and November 2003, the Company acquired the land use rights related to Land # 1 ( 12 acres), Land #2 (4.6 acres) and Land #3 ( 3.2 acres) with original cost basis of $1,005,217, $421,325 and $237,579, respectively. During the year ended December 31, 2005, the Company had changed 15.2 acres of the above land titles from Yinfa to Golden Autumn Holdings Inc. As of September 30, 2006, the Company has not transferred the remaining 4.6 acres of land titles to Golden Autumn. All the lands use rights are in memorial park.

Note 8 - Short term Loan

The Company had a short term bank loan. At September 30, 2006 and 2005, the balance outstanding was $0 and $308,947, respectively. Interest is charged at 7.25% per annum. The Company paid off the bank loan on May 15, 2006.

Note 10 - Customer Deposits

Customer deposits principally consists of deposits from purchasers of Condominium units which are recorded as a liability until the sale is recognizable. At September 30, 2006 and 2005, customer deposits totaled $2,943,277 and $243,827, respectively.

Note 11 - Deferred Revenue

Deferred revenue reflects the unearned portion of Condominium units sold using the percentage of completion method of accounting. At September 30, 2006 and 2005, deferred revenues totaled $1,112,191 and -0-, respectively.

Note 12 - Stockholders’ Equity

Retained Earnings

The Predecessor’s Articles of Association requires the appropriation of 10% of its profit after taxation each year to the statutory surplus reserve until the balance reaches 50% of the registered share capital. According to the provision of the Predecessor’s Articles of Association, in normal circumstances, the statutory surplus reserve shall only be used for making up losses and capitalization into share capital. However, the JV’s Articles of Association does not have such specific requirements. As of September 30, 2006 and 2005, the restricted retained earnings related to statutory surplus reserve totaled $193,640 and $189,868, respectively.

Pursuant to the PRC Company Law, the JV or its predecessor shall make allocation from their profit after taxation at the rate of 5% to 10% to the statutory public welfare fund. The statutory public welfare fund can only be utilized on capital items for employee collective welfare. Individual employees only have the right to use these facilities, the titles to which will remain with the JV or its predecessor. The statutory public welfare fund forms part of the stockholders’ equity but is non-distributable other than in liquidation. As of September 30, 2006 and 2005, restricted retained earnings related to statutory public welfare fund totaled $98,820 and $94,934, respectively.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 13 - Related Party Transactions

Amounts due from directors

At September 30, 2006, non-interest bearing unsecured loans due from directors of $76,201.

Amounts due from related company

At December 31, 2005, Chengdu Jinma Chuanxi Entertainment Co., Ltd., a company under the control of Mr. Guanglong Li, and director of Golden Autumn Holdings Inc. maintained a loan payable balance of $2,960,599. The outstanding loan balance comprised of cash advances of approximately $2,319,665 for the purposes of acquiring certain shares of the Predecessor. These debts are unsecured and interest free. In 2006, Chengdu Jinma Chuanxi Entertainment Co., Ltd repaid a portion of the debt by returning 351,786 shares of common stock in Golden Autumn Holdings Inc. valued $2,319,665. As of September 30, 2006, Chengdu Jinma Chuanxi Entertainment Co., Ltd. outstanding receivable was approximately $1,013,599.

Amounts due from related company

At September 30, 2006, the Company had a non-interest bearing demand loan receivable due from Chengdu Jin Feng, a company under the control of Mr. Gordon Gang Chen, a director of Golden Autumn Holdings Inc. of $564,003.

Amounts due from stockholders

At September 30, 2006, loans due from stockholders totaled $22,227. The loan due from stockholders was an unsecured non-interest bearing demand loan.

Amounts due to stockholders and directors

At September 30, 2006, loans due to stockholders totaled $333,104. The loan due to stockholders and directors was an unsecured non-interest bearing demand loan.

Office buildings shared by subsidiaries

Golden Autumn Senior Living Development Co., Ltd. owns an office building in the suburb of Chengdu, the Capital of Sichuan Province of P.R.China. Affiliated companies, Hua Yuan Real Estate Development Co., Ltd., Baoguang Memorial Products & Services Chain Co., Ltd. and Golden Autumn Garden Property Management Co., Ltd., all share space in the building for administrative and management purpose. No related party lease revenue is recorded in the accompanying financial statements.

Note 14 - Commitments and Contingencies

Litigation

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

In the ordinary course of business, the Company is generally subject to claims, complaints, and legal actions. At September 30, 2006 and 2005, management believes that the Company is not a party to any action which would have a material impact on its financial condition, operations, or cash flows.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 15 - Commitments and Contingencies (Cont’d)

Leases

The Company leases its warehouse, parking garage and retail outlets under non-cancelable operating lease arrangements. Leases are negotiated for terms ranging from 2 to 10 years.

Future minimum lease payments applicable to non-cancelable operating leases as of September 30, 2006, are as follows:

Operating Leases
Year ended September 30,
2007	10,125
2008	5,700
2009	1,725
2010	1,725
2011	1,725
Thereafter	2,156

Net Minimum Lease Payments	$23,156

For the nine months ended September 30, 2006 and 2005, the Company incurred rent expense of $1,250 and $5,717, respectively.

Customer Mortgage Guarantees

In the ordinary course of business practices in China, we enter into transactions with banks or other lenders where we guarantee the debt of other parties. These parties may be related to or unrelated to us.

Under U.S. GAAP, these transactions may not be recorded on our balance sheet or may be recorded in amounts different than the full contract or notional amount of the transaction. Our primary off balance sheet arrangements would result from our loan guaranties in which Chengdu Xinjing Hua Yuan Real Estate Development Co., Ltd would provide contractual assurance of mortgage debt, or guarantee the timely re-payment of principal and interest of the purchasers of condominium units.

Typically, no fees are received for this service. Thus in those transactions, Chengdu Xinjing Hua Yuan Real Estate Development Co., Ltd would have a contingent obligation related to the guarantee of payment in the event the underlying loan is in default.

Transactions described above require accounting treatment under FASB Interpretation 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, or FIN 45. Under that standard, we would be required to recognize the fair value of guarantees issued or modified for non-contingent guarantee

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

obligations, and also a liability for contingent guarantee obligations based on the probability that the guaranteed party will not perform under the contractual terms of the guaranty agreement.

We have assessed the fair value of the liabilities arising from these guarantees and considered they are immaterial to the consolidated financial statements. Therefore, no liabilities in respect of the guarantees were recognized as of September 30, 2006 and 2005. As of September 30, 2006 and 2005, the Company has guaranteed third party mortgages held by customers related to the sales of condominiums totaling $986,000 and  $843,000, respectively.

Economic Environment

Significantly all of the Company's operations are conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with companies operating in the United States of America. These risks include, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The granting of land use licenses is a common practice in China as all land is government-owned, and, at present, no option to purchase land has ever been granted. Pursuant to the laws of China, all land belongs to the government. Regardless of whether real estate is purchased or sold for residential or business purposes, the purchaser will receive the ownership license and a permit to only use the land, as opposed to owning the land.

Upon transfer of title of the units to purchasers of our real estate development, we will not have any interest in such units or licensed land. However, we conduct our sales of burial space, niches and funeral supplies in our Memorial park which we have a limited rights in accordance with land use license (Note 7).

Note 16 - Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes.

The reconciliation of the effective income tax rate to the statutory rate for the nine months ended September 30, 2006 and 2005 is as follows:
	2006	2005

Statutory income tax rate for funeral chains	33.0%	33.0%
Tax exemption (after approval)	(33.0% )	(33.0% )

Effective income tax rate for funeral chains	0.0%	0.0%

Satutory income tax rate for real estate business	15.0%	15.0%

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Income (loss) before tax from real estate activities	$(204,635)	$1,368,887
Income tax provision	$-	$205,333

During the nine months ended 2005, the Company’s net income principally comprised of profits from real estate development of retirement communities which was granted a favorable tax rate of 15% by the local government in China.

The Golden Autumn Garden Property Management Service Co. Ltd was operated at loss for the nine months ended September 30, 2006 and 2005. The operation results of the real estate company and property management services are reported together in the segment information (See Note 14).

Note 17 - Retirement Plans

The Company participates in a defined contribution retirement program organized by the relevant local government authority in Mainland China. Employees of the Company eligible to participate in the retirement plan are entitled to retirement benefits from the plan. The local government authority is responsible for the pension liabilities to these retired employees. The Company is required to make monthly contributions to the retirement plan up to the time of retirement of the eligible employees, at 20% of the local standard basic salaries.

As of September 30, 2006 and 2005, the Company had no significant obligation apart from the contribution as stated above.

Golden Autumn Holdings, Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
September 30, 2006 and 2005
(Unaudited)

Note 18 - Segment Reporting

Operating segments are defined by SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information” (“SFAS No. 131”), as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision-making group, in deciding how to allocate resources and in assessing performance. The Company’s reportable operating segments are the two operating groups, which are (1) funeral products and services and (2) real estate development and community services. Information regarding the Company’s reportable operating segments is as follows:

2006	Real Estate	Funeral
	Development and	Products and	Nine Months Ended
	Community Services	Services	September 30, 2006

Revenue from external customers(all in China)	2,026,115	447,229	$2,473,344
Cost of revenues	1,481,182	61,736	1,542,918
Gross profit	544,933	385,493	930,426

Selling expenses	263,129	87,800	350,929
General and administrative expenses	450,094	499,479	949,573
Depreciation and amortization	34,358	251,343	285,701
Financial expenses	1,987	8,293	10,280
Total operating expenses	749,568	846,915	1,596,483

Loss from operations	$(204,635)	$(461,422)	$(666,057)

Total assets	$9,628,492	$16,089,915	$25,718,407
Total liabilities	$7,336,223	$605,458	$7,941,681
Capital expenditures	$80,411	$36,165	$116,576

2005	Real Estate	Funeral
	Development and	Products and	Nine Months Ended
	Community Services	Services	September 30, 2005

Revenue from external customers(all in China)	$7,985,502	$1,702,830	$9,688,332
Cost of revenues	6,135,100	346,807	6,481,907
Gross profit	1,850,402	1,356,023	3,206,425

Selling expenses	202,583	135,136	337,719
General and administrative expenses	450,225	172,985	623,210
Depreciation and amortization	34,000	240,802	274,802
Financial expenses	275	29,602	29,877
Total operating expenses	687,083	578,525	1,265,608

Income from operations	$1,163,319	$777,498	$1,940,817

Total assets	$6,409,678	$17,648,713	$24,058,391
Total liabilities	$4,087,804	$1,111,172	$5,198,976
Capital expenditures	$405,748	$90,280	$496,028

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Consolidated Financial Statements
Years Ended December 31, 2005 and 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Golden Autumn Holdings Inc.
c/o Sichuan Baoguang Golden Autumn Senior Living Development Co., Ltd.
Chengdu, Sichuan, Peoples Republic of China

We have audited the accompanying consolidated balance sheet of Golden Autumn Holdings, Inc. formerly Sichuan Baoguang Yinfa Shiye Co., and its subsidiaries as of December 31, 2005 and the related consolidated statements of income and comprehensive income (loss), stockholders' equity and cash flows for each of the years in the two year period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Golden Autumn Holdings, Inc. formerly Sichuan Baoguang Yinfa Shiye Co., and its subsidiaries as of December 31, 2005 and the consolidated results of their operations and comprehensive income (loss) and their consolidated cash flows for each of the years in the two year period then ended, in conformity with generally accepted accounting principles in the United States of America.

/s/ AJ Robbins, P.C AJ Robbins, P.C Certified Public Accountants

Denver, Colorado
May 23, 2006

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Consolidated Balance Sheets
As of December 31, 2005 and 2004

2005
ASSETS
Current Assets:

Cash and cash equivalents	$1,230,834
Investments, other	-
Account receivable, net	715,593
Real estate held for resale	2,227,561
Due from related parties	3,747,294

Total current assets	7,921,282

Cemetary, properties and other inventories	9,907,442
Property and equipment, net	4,337,862

Land use rights	1,432,770
Other receivables, net	1,619,489

Total Assets	$25,218,845

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

Notes payable	$187,500
Accounts payable	3,110,741
Accounts payable - related parties	-
Income tax payable	225,468
Customer deposits	414,142
Other current liabilities	843,123

Total current liabilities	4,780,974

Commitments and contingencies	-

Minority Interest	1,528,613

Stockholders' Equity:

Common Stock, par value $0.01, 15,000,000 shares authorized; 3,000,000 shares issued and outstanding	30,000
Additional paid in capital	15,361,333
Statutory surplus reserve	185,630
Statutory public welfare fund	98,492
Retained earnings	2,794,288
Other comprehensive income (loss)	439,515

Total stockholders' equity	18,909,258

Total Liabilities and Stockholders' Equity	$25,218,845

The accompanying notes are an integral part of these consolidated financial statements.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Consolidated Statements of Income and Comprehensive Income (Loss)
As of December 31, 2005 and 2004

	2005	2004
Revenues:
Real estate sales	$8,712,628	$-
Cemetary and funeral product sales	1,763,110	3,799,941
Other products and services	101,400	112,987
Total revenues	10,577,138	3,912,928

Cost of revenues:
Cost of real estate sales	6,365,996	-
Cost of cemetary and funeral products	381,412	783,831
Cost of other products and services	30,892	56,132
Total cost of revenues	6,778,300	839,963
Gross profit	3,798,838	3,072,965

Operating expenses:
Selling expense	495,153	1,310,407
General and administrative expenses	1,120,878	904,294
Finance expenses	28,607	9,358
Total operating expenses	1,644,638	2,224,059

Income from operations	2,154,200	848,906
Other income (expenses)	28,138	(63,900)

Income before income taxes and minority interest	2,182,338	785,006
Provision for income taxes	220,157	-
Income before minority interest	1,962,181	785,006

Minority interest in income of consolidated
subsidiaries, net of income taxes	11,754	-

Net income	$1,950,427	$785,006

Gain on foreign exchange translation	434,925	303

Comprehensive Income	$2,385,352	$785,309

Net income per common share- basic and dilutive	$0.65	$0.26
Weighted average common shares outstanding - basic and dilutive	3,000,000	3,000,000

The accompanying notes are an integral part of these consolidated financial statements.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Consolidated Statements of Stockholders' Equity
 For the Years Ended December 31, 2005 and 2004

	Common Stock Issued
	Shares	Amount	Additional Paid in Capital	Statutory Public Surplus Reserve	Statutory Public Welfare Fund	Other Comprehensive Income	Retained Earnings	Total

December 31, 2003	3,000,000	$30,000	$14,034,126	$-	$-	$4,287	$756,782	$14,825,195

Dividends paid							(413,805)	(413,805)
Foreign exchange translation gain						303		303
Net income							785,006	785,006
Statutory surplus reserve				55,722			(55,722)	-
Statutory public welfare fund					27,861		(27,861)	-

December 31, 2004	3,000,000	30,000	14,034,126	55,722	27,861	4,590	1,044,400	15,196,699

Additional paid in capital from recapitalization			1,327,207					1,327,207
Foreign exchange translation gain						434,925		434,925
Net income							1,950,427	1,950,427
Statutory surplus reserve				129,908			(129,908)	-
Statutory public welfare fund					70,631		(70,631)	-

December 31, 2005	3,000,000	$30,000	$15,361,333	$185,630	$98,492	$439,515	2,794,288	18,909,258

The accompanying notes are an integral part of these consolidated financial statements.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2005 and 2004

	Years Ended
	December	December
	31, 2005	31, 2004
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net income	$1,950,427	$785,006

Adjustment to reconcile net income to net cash
provided by (used in) operating activities
Depreciation and amortization	366,078	384,516
Minority interest in income of subsidiaries	11,754	-
Provision for bad debts	-	388,612
Loss on disposal of property and equipment	-	2,255
Gain on disposal of interest in associate	-	(15,206)
Equity loss in associate	-	19,135
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	(189,734)	(873,051)
Inventory	525,447	(2,241,637)
Real estate held for sale	370,691	-
Due from related parties	(303,997)	(1,912,108)
other assets	-	437,883
Increase (decrease) in:
Accounts payable	2,806,556	(455,083)
Other current liabilities	(2,715,551)	2,849,152
Due to stockholder	(11,313)	11,026
Total Adjustment	859,931	(1,404,506)
Net cash provided by (used in) operating activities	2,810,358)	(619,500)

CASH FLOWS FROM (TO) INVESTING ACTIVITIES:
Net payments for loans and advances	(1,769,489)	-
Purchase of property and equipment and land use rights	(866,966)	(112,077)
Proceeds from disposal of property and equipment	-	2,175
Proceeds from disposal of investments	691,701	1,208,206
Net cash (used in) provided by investing activities	(1,944,754)	1,098,304

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Repayments on note payable to bank	(1,176,149)	(120,821)
Proceeds from additional paid in capital in recapitalization	1,327,207	-
Payment of special dividend	-	(413,805)
Net cash provided by (used in) financing activities	151,058	(534,626)

EFFECTIVE OF EXCHANGE RATE CHANGES ON CASH	5,432	5

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,022,094	(55,817)

CASH AND CASH EQUIVALENTS, Beginning of year	208,740	264,557

CASH AND CASH EQUIVALENTS, End of year	$1,230,834	$208,740

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest Paid	$26,683	$108,410
Income taxes paid	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 1 - Organization and Nature of Operations

Organization and Line of Business

Golden Autumn Holdings Inc. (“the Company’) was incorporated under the laws of the State of Delaware on January 7, 2005.

The Company and its subsidiaries (collectively the “Group”) are principally engaged in retirement community development and management in the People’s Republic of China (the “PRC” or “China”). The Group develops and manages privately-owned retirement communities in the PRC, and also provides health care, food, entertainment and shopping services to its senior residents through the Group-owned health care centers, restaurants, entertainment centers and shopping centers. As part of business integration and cross-marketing, the Group also engaged in memorial park development and management in the PRC. The Group’s memorial park develops and sells burial spaces and the spaces for keeping the boxes of cremated remains as well as provides memorial services and products.

Under its original Certificate of Incorporation, the Company initially had 1,500 authorized shares with no par value. On May 30, 2005, the Certificate of Incorporation was amended to increase the authorized shares to 15,000,000 shares with par value of $0.01 per share. The Company subsequently issued 3,000,000 shares of common stock.

On April 8, 2005, Sichuan Baoguang Golden Autumn Senior Living Development Co., Ltd, an equity joint venture in the PRC, (the “JV”) was established by and between Golden Autumn Holdings Inc. and Sichuan Baoguang Yinfa Shiye Co., Ltd. (the “Predecessor” or “Yinfa”) with total registered capital $9,000,000 USD. As of December 31, 2005, the Company received $1,242,000 of cash contributions. As a result of the PRC joint venture, the Company is committed to raise an additional $7,038,000 over the next three years. The Company owns 92% equity interest of the JV by investing capital raised by the issuance of common stocks and the Predecessor owns 8% equity interest of the JV by transferring certain land and buildings to the JV. Subsequently on October 25, 2005, the JV acquired all the remaining assets from as well as assumed all the liabilities of the Predecessor and continued to carry on the Predecessor’s businesses. The Predesessor then became the predecessor of the JV as well as an 8% shareholder of the JV. The acquisition among entities under common control such as the PRC joint venture and share exchange with Golden Autumn Holdings Inc. are not considered business combinations and are to be accounted for at historical cost in accordance with Energy Issues Task Force (“EITF”) 90-5, Exchange of Ownership Interest between Enterprises under Common Control. All references to common stock shares and per share amounts have been retroactively restated to reflect the share exchange as if the exchange had taken place as of the beginning of the earliest period presented. Compositions of registered capital and equity interest are shown as follows:
Name	Registered Capital	Percentage of ownership	Contribution Made
Golden Autumn Holdings Inc.	$8,280,000	92%	$1,242,000
Sichuan Baoguang Yinfa Shiye Co., Ltd.	720,000	8%	720,000 (*	)

(*) Minority shareholder contributed buildings with an agreed value of $720,000.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 1 – Organization and Nature of Operations (Cont’d)

Under the JV, there are three subsidiaries which were previously owned by the Predecessor and now wholly-owned by the JV:

1)	Chengdu Xinjing Hua Yuan Real Estate Development Co., Ltd., which develops privately-owned retirement communities in China;
2)
Sichuan Golden Autumn Garden Property Management Services Co., Ltd.,which provides health care, food, entertainment and shopping services to the senior residents in the retirement communities through the Group-owned facilities; and

3)	Sichuan Baoguang Memorial Products & Services Chain Co., Ltd. engages in manufacturing funeral and memorial products as well as providing funeral and memorial services.

The Company also has two wholly-owned subsidiaries in Hong Kong, Golden Autumn Holdings (Hong Kong) Ltd. and Golden Autumn Development (Hong Kong) Ltd. (formed in 2006). These subsidiaries do not have any substantial operating activities so far.

Note 2 – Summary of Significant Accounting Policies

Consolidated Financial Statements

The accompanying consolidated financial statements include the accounts of the Company and its majority owned subsidiaries: Sichuan Baoguang Golden Autumn Senior Living Development Co., Ltd, Chengdu Xinjing Hua Yuan Real Estate Development Co., Ltd., Sichuan Baoguang Memorial Products & Services  Chain Co., Ltd., Sichuan Golden Autumn Garden Property Management Service Co., Ltd., Golden Autumn Holdings (Hong Kong) Ltd. All inter-company accounts and transactions have been eliminated.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Chinese Renminbi and Hong Kong Dollar; however the accompanying consolidated financial statements have been re-measured and presented in United States Dollars ($).

Reclassification

Certain prior period amounts have been reclassified for comparative purposes.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 2 – Summary of Significant Accounting Policies (Cont’d)

Revenue Recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition (“SAB104”), which superseded Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (“SAB101”). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts.

The Company has two segments including the following revenue recognition policies:

1.	Funeral Products and Services
a.
Sichuan Baoguang Golden Autumn Senior Living Development Co., Ltd sells burial space, niches and funeral supplies, provides related services in Memorial park. Prearranged funeral home services provide for future funeral home services generally determined by prices prevailing at the time that the contract is signed. Upon performance of the contracted funeral home service, the Company recognizes the funeral trust principal amount together with the accumulated trust earnings as funeral home revenues.

b.
Sichuan Baoguang Memorial Products & Services Chain Co., Ltd. engages in manufacturing funeral and memorial products as well as providing funeral and memorial services. Revenues are recognized when the services are provided or products are delivered, also collection of payments are assured.

1.	Real Estate Development and Community Services
a.
Chengdu Xinjing Hua Yuan Real Estate Development Co., Ltd develops senior communities and sells condominiums. The Company recognizes revenue when the sales contracts are signed, payments are collected and title is transferred. In the case of payments being made by mortgages, revenue was recognized when the bank documents are submitted and first mortgage are collected.

b.
Sichuan Golden Autumn Garden Property Management Services Co., Ltd provides health care, food, entertainment and shopping services to the senior residents in the retirement communities through the Group-owned facilities. Revenues are recognized when the services are performed and collection of payments are assured.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 2 – Summary of Significant Accounting Policies (Cont’d)

Country Risk

As the Company's principal operations are conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These risks include, among others, risks associated with the political, economic and legal environments and foreign currency exchange limitations encountered in the PRC. The Company's results of operations may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, among other things.

In addition, all of the Company's transactions undertaken in the PRC are denominated in Chinese Yuan Renminbi (CNY), which must be converted into other currencies before remittance out of the PRC may be considered. Both the conversion of CNY into foreign currencies and the remittance of foreign currencies abroad require the approval of the PRC government.

Foreign Currency Translation

As of December 31, 2005 and 2004, the accounts of the Company were maintained, and their consolidated financial statements were expressed in the CNY. Such consolidated financial statements were translated into U.S. Dollars in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholder's equity are translated at the historical rates and statement of operations items are translated at the weighted average exchange rate for the year. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income." The exchange rate for the conversion of one US Dollar to Chinese Yuan was 8.07 and 8.28 at December 31, 2005 and 2004.

Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. Accounts receivable are presented net of an allowance for doubtful accounts of $101,784 at December 31, 2005.

Advertising Costs

Advertising and sales promotion costs are expensed as incurred.

Minority Interest in Subsidiaries

Minority interest represents that portion of the net equity of majority-owned subsidiaries of the Company held by minority shareholders. The minority shareholders’ share of the subsidiaries’ income or loss is listed separately in the Consolidated Income Statement. Minority interest came into being since the recapitalization on October 26, 2005, on which Yinfa acquired 8% of interest in Joint Venture. Minority Interest reflects Yinfa’s portion of the earnings of Golden Autumn Senior Livings Development Co.Ltd. from October 26, 2005 to the December 31 of 2005. There was no minority interest as of December 31, 2004. However, the minority interest has been retroactively restated in accordance with a reverse merger.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 2 – Summary of Significant Accounting Policies (Cont’d)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. As of December 31, 2005 and 2004, the Company used estimates in determining the realization of its accounts receivable, other receivable and valuation of interest in an associate. Actual results could differ from these estimates.

Fair Value of Financial Instruments

For certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, inventory, other receivables, accounts payable, accrued expenses and unearned revenue, the carrying amounts approximate fair value due to their short maturities. The amounts due under note payable agreements also approximate fair value because interest rates and terms offered to the Company are at current market rates.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company defines cash equivalents as all highly liquid debt instruments purchased with a maturity of three months or less, plus all certificates of deposit maturing within one year.

Other Investments

Other investments consist of investments in private companies and are carried at fair value. At each balance sheet date, the net unrealized gains or losses arising from the changes in fair value of other investments are recognized in the statement of stockholders’ equity. Gains or losses on disposal of other investments, representing the difference between the net sales proceeds and the carrying amounts, are recognized in the statement of operations as they arise.

Cemetary Properties and Other Inventories

Cemetary Properties and Other Inventories is stated at the lower of cost or market. Cost, calculated on a weighted average basis, comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. Market value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 2 – Summary of Significant Accounting Policies (Cont’d)

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents and accounts receivables. The Company places its cash with high quality financial institutions. The Company extends credit based on an evaluation of the customer's financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts.

Property and Equipment

Property, Plant and equipment are stated at cost and are depreciated using the straight-line method over their estimated useful lives as follows:

Building and improvements	31 years
Furniture and fixtures	3 - 10 years
Vehicles	6 - 12 years

The land use rights are amortized on a straight-line basis over the unexpired period of the rights. Private ownership of land is not allowed in the PRC. Rather, entities acquire the right to use the land for a designated term. The leasehold lands are located in Chengdu, Sichuan Province, PRC, held under land use rights for periods ranging from 19 to 20 years with expiring dates ranging from December 2018 to April 2021. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized. Gains and losses on disposals are included in the results of operations.

Construction In Progress

Properties under development are stated at cost, which includes construction costs incurred and other costs attributable to the construction of the related assets, less provision for any impairment in value. No depreciation is provided in respect of properties under development until the construction work is completed.

Borrowing Costs

Borrowing costs that are directly attributable to the acquisition, construction or production of an asset that takes a substantial period of time to bring to its intended use or sale are capitalized as part of the cost of that asset. All other borrowing costs are recognized as an expense as incurred. Capitalization of borrowing costs commences when expenditures for the asset and borrowing costs are being incurred and the activities to prepare the asset for its intended use are in progress. Borrowing costs are capitalized at the weighted average cost of the related borrowings until the asset is ready for its intended use.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 2 – Summary of Significant Accounting Policies (Cont’d)

Impairment of Long-Lived Assets

SFAS No. 144 requires that long-lived assets to be disposed of by sale, including those of discontinued operations, be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations.   SFAS No. 144 broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction.  SFAS No. 144 also establishes a "primary-asset" approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 2 – Summary of Significant Accounting Policies (Cont’d)

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The Company's subsidiaries in China are governed by the Income Tax Law of the People's Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises and local income tax laws (the "PRC Income Tax Law"). Pursuant to the PRC Income Tax Law, wholly-owned foreign enterprises are subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax). According to PRC taxation policy, funeral service is exempted from profit tax. Therefore Sichuan Baoguang Yinfa Industrial Co. Ltd., Sichuan Baoguang Golden Autumn Senior Living Development Co. Ltd. and Sichuan Baoguang Funeral Service Chain Co. Ltd. are not subject to PRC profit tax. For Chengdu Xinjing Huayuan Real Estate Development Co. Ltd. profit tax rate reduced to 15% was approved by the tax authority. Sichuan Golden Autumn Garden Property Management Service Co., is subjected to profit tax at 33%. Golden Autumn Holdings (Hong Kong) Limited is a limited company incorporated in Hong Kong, the profits tax rate is 17.5%. However, the Sichuan Golden Autumn Garden Property Management Service Co. and Golden Autumn Holdings (Hong Kong) Limited has net operating losses.

In December 2004, the FASB issued FASB Staff Position (FSP) No. FAS 109-1, “Application of FASB Statement No. 109, Accounting for Income Taxes, to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004.” The American Jobs Creation Act includes a tax deduction of up to 9 percent (when fully phased-in) of the lesser of (a) “qualified production activities income,” as defined in the Act, or (b) taxable income (after the deduction for the utilization of any net operating loss carry forwards). This tax deduction is limited to 50 percent of W-2 wages paid by the taxpayer. The adoption of the Act and related estimated deduction would not have a material impact on the Company's financial position, results of operation or cash flows.

In December 2004, the FASB issued FASB Staff Position (FSP) No. FAS 109-2, “Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004.” The American Jobs Creation Act (Job Act) introduces a special one-time dividends received deduction on the repatriation of certain foreign earnings to a U.S. taxpayer (repatriation provision), provided certain criteria are met. FSP No. 109-2 provides accounting and disclosure guidance for the repatriation provision. FSP No. 109-2 is effective immediately and the Job Act was enacted in October 2004. FSP No. 109-2 allows for time beyond the financial reporting period of enactment to evaluate the effect of the Jobs Act on its plan for reinvestment or repatriation of foreign earnings for purposes of applying SFAS No. 109. The Company did not repatriate any foreign earnings pursuant to the Job Act.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004
Note 2 – Summary of Significant Accounting Policies (Cont’d)

Earnings Per Share

The Company reports earnings per share in accordance with SFAS No. 128, "Earnings per Share." Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares available. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. At December 31, 2005 and 2004 there were no common stock equivalents outstanding.

Stock Based Compensation

On January 1, 2006 the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" ("SFAS 123 (R) which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options and employee stock purchases related to a Employee Stock Purchase Plan based on the estimated fair values. SFAS 123 (R) supersedes the Company's previous accounting under Accounting Principles Board Opinion No.25, "Accounting for Stock Issued to Employees" ("APB 25") for the periods beginning fiscal 2006.

The Company adopted SFAS 123 (R) using the modified prospective transition method, which required the application of the accounting standard as of January 1, 2006. The Company’s financial Statements as of and for the six months ended June 30, 2006 reflect the impact of SFAS 123(R). In accordance with the modified prospective transition method, the Company's financial statements for the prior periods have not been restated to reflect, and do not include the impact of SFAS 123 (R). During the years ended December 31, 2005 and 2004, there were no stock options granted to employees.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 2 – Summary of Significant Accounting Policies (Cont’d)

Recently Issued Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 158, “ Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106, and 132 (R) (“SFAS 158”). SFAS 158 requires an employer to recognize the over-funded or under-funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS 158 also requires the measurement of defined benefit plan assets and obligations as of the date of the employer’s fiscal year-end statement of financial position (with limited exceptions). Under SFAS 158, the Company will be required to recognize the funded status of its defined benefit postretirement plan and to provide the required disclosures commencing as of July 31, 2007. The Company is currently evaluating the impact, if any, that SFAS158 may have on the Company’s results of operations or financial position.

In September 2006, the United States Securities and Exchange Commission (“SEC”) issued SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” This SAB provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each of the company’s balance sheet and statement of operations financial statements and the related financial statement disclosures. The SAB permits existing public companies to record the cumulative effect of initially applying this approach in the first year ending after November 15, 2006 by recording the necessary correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. Additionally, the use of the cumulative effect transition method requires detailed disclosure of the nature and amount of each individual error being corrected through the cumulative adjustment and how and when it arose. The Company is currently evaluating the impact, if any, that SAB 108 may have on the Company’s results of operations or financial position.

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109.” This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Interpretation is effective for fiscal years beginning after December 15, 2006 and the Company is currently evaluating the impact, if any, that FASB No. 48 may have on the Company’s results of operations or financial position.

In March 2006, the FASB issued EITF 06-03, “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That is, Gross versus Net Presentation)” that clarifies how a company discloses its recording of taxes collected that are imposed on revenue producing activities. EITF 06-03 is effective for the first interim reporting period beginning after December 15, 2006. The adoption of EITF 06-03 is not expected to have an effect on the Company’s results of operations or financial position.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 2 – Summary of Significant Accounting Policies (Cont’d)

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments—an Amendment of FASB Statements No. 133 and 140”. SFAS 155 allows financial instruments that contain an embedded derivative and that otherwise would require bifurcation to be accounted for as a whole on a fair value basis, at the holders’ election. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. SFAS 155 is effective beginning fiscal 2008. The adoption of SFAS 155 is not expected to have an effect on the Company’s results of operations or financial position.

In November 2005, the FASB issued FSP FAS123(R)-3, Transition Election to Accounting for the Tax Effects of Share-Based Payment Awards. This FSP requires an entity to follow either the transition guidance for the additional-paid-in-capital pool as prescribed in SFAS No. 123(R), Share-Based Payment , or the alternative transition method as described in the FSP. An entity that adopts SFAS No. 123(R) using the modified prospective application may make a one-time election to adopt the transition method described in this FSP. An entity may take up to one year from the later of its initial adoption of SFAS No. 123(R) or the effective date of this FSP to evaluate its available transition alternatives and make its one-time election. This FSP became effective in November 2005. The Company is evaluating the impact, if any, that the FSP may have on the Company’s results of operations or financial position.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections” which replaces APB Opinion No. 20 “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements—An Amendment of APB Opinion No. 28.” SFAS No. 154 requires retrospective application to prior periods’ financial statements of a voluntary change in accounting principal unless it is not practicable. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005 and is required to be adopted by the Company in the first quarter of fiscal 2007. Although the Company will continue to evaluate the application of SFAS No. 154, management does not currently believe adoption will have a material impact on the Company’s results of operations or financial position.

Note 3 – Cemetary Properties and Other Inventories.

Cemetary Properties and Other Inventories at December 31, 2005 consisted of the following:
2005

Vaults and burial plots	$6,104,888
Work in progress -vaults	3,770,240
Others	32,314
$9,907,442

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 4 – Real Estate Held for Resale

Real estate held for resale at December 31, 2005 consisted of the following:
2005

Real estate held for resale	$296,803
Work in progress	1,930,758

$2,227,561

Note 5 – Property and Equipment

The cost of property and equipment at December 31, 2005 consisted of the following:
2005

Buildings
Memorial park buildings	$1,613,607
Office building (memorial park)	1,058,518
Showroom (memorial park)	697,958
Entertainment center (community services)	309,236
Medical center (community services)	271,565
Sales office (real estate)	152,197
Landscaping and roads	980,164
Furniture, fixtures and equipment	243,813
Vehicles	260,186
5,587,244
Less accumulated depreciation	(1,249,382)
$4,337,862

Depreciation expense for the years ended December 31, 2005 and 2004 was $287,552 and $384,516, respectively.

Note 6 – Other Receivables

At December 31, 2005, the Company had advances outstanding on $1,619,489 (net of reserves of $650,000).  The other receivables consist primarily of two non-interest bearing demand loan receivables to Sichuan Funeral Association and Gong Chen Zin Co.

Note 7 – Land Use Rights

In P.R.China, land is the asset of the government. The Company maintains only use rights from local governmental authorities. The Company has use rights on three properties consisting of approximately 20 acres of land with land usage rights with 50 to 70 years expiration from the date of purchase. Land use rights are stated at cost less accumulated amortization and any impairment losses. The land use rights are amortized on a straight line basis over the life of the rights.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 7– Land Use Rights (Cont’d)

In December 1997, November 2000 and November 2003, the Company acquired the land use rights related to Land # 1 ( 12 acres), Land #2 (4.6 acres) and Land #3 ( 3.2 acres) with original cost basis of $1,005,217, $237,579 and $421,325, respectively. All the land are in memorial park. During the year ended at December 31, 2005, the Company incurred $35,207 to 15.2 acres of the above land titles under Golden Autumn Holdings Inc. from Yinfa. As of December 31, 2005, the Company has not transferred 4.6 acres of land titles to Golden Autumn. During the rear ended December 31, 2005 and 2004, the company charged amortization expense of $78,526 and $89,489, respectively.

Note 8 – Notes Payable

The Company had a short term bank loan. At December 31, 2005, the balance outstanding was $187,500. Interest is charged at 6.90% per annum. At December 31, 2005, the bank loans outstanding were collateralized by funeral chapel buildings and land use rights.

Note 9 – Other Current Liabilities

Other current liabilities at December 31, 2005 consisted of the following:
2005

Deposits and advances from vendors	$375,885
Employee loans	104,375
Real estate tax withholdings	150,256
Employee welfare	129,062
Payroll tax withholdings	83,545
$843,123

Note 10 – Stockholders’ Equity

Retained Earnings
The Predecessor’s Articles of Association requires the appropriation of 10% of its profit after taxation each year to the statutory surplus reserve until the balance reaches 50% of the registered share capital. According to the provision of the Predecessor’s Articles of Association, in normal circumstances, the statutory surplus reserve shall only be used for making up losses and capitalization into share capital. However, the JV’s Articles of Association does not have such specific requirements. As of December 31, 2005, the restricted retained earnings related to statutory surplus reserve totaled $185,630.

Pursuant to the PRC Company Law, the JV or its predecessor shall make allocation from their profit after taxation at the rate of 5% to 10% to the statutory public welfare fund. The statutory public welfare fund can only be utilized on capital items for employee collective welfare. Individual employees only have the right to use these facilities, the titles to which will remain with the JV or its predecessor. The statutory public welfare fund forms part of the stockholders’ equity but is non-distributable other than in liquidation. As of December 31, 2005, restricted retained earnings related to statutory public welfare fund totaled $98,492.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 11 – Related Party Transactions

Amounts due from directors

At December 31, 2005, non-interest bearing unsecured loans due from directors of $227,320. In March 2006, the Company collected $154,244.

Amounts due from stockholder

At December 31, 2005, loans due from a stockholder totaled $22,045. The loan due from stockholder was a unsecured non-interest bearing demand loan.

Amounts due from related company

At December 31, 2005, Chengdu Jinma Chuanxi Entertainment Co., Ltd., a company under the control of Mr. Guanglong Li, and director of Golden Autumn Holdings Inc. maintained a loan payable balance of $2,960,599. The outstanding loan balance comprised of cash advances of approximately $2,319,665 for the purposes of acquiring certain shares of the Predecessor. These debts are unsecured and interest free. In 2006, Chengdu Jinma Chuanxi Entertainment Co., Ltd repaid most of the debts by returning its shares in Golden Autumn Holdings Inc. valued $2,319,665.

At December 31, 2005, Chengdu Jinma Feng, a company under the control of Mr. Gunaglang Li and director of Golden Autumn Holdings Inc. maintained a loan payable balance of $559,375.  These debts are unsecured and interest free.

Amounts due from related company

At December 31, 2005 and 2004, unsecured non-interest bearing demand loans due from an investee company of $0 and $371,253, respectively.

Office buildings shared by subsidiaries

Golden Autumn Senior Living Development Co., Ltd. owns an office building in the suburb of Chengdu, the Capital of Sichuan Province of P.R.China. Affiliated companies, Hua Yuan Real Estate Development Co., Ltd., Baoguang Memorial Products & Services Chain Co., Ltd. and Golden Autumn Garden Property Management Co., Ltd., all share space in the building for administrative and management purpose. No related party lease revenue is recorded in the accompanying financial statements.

Note 12 – Commitments and Contingencies

Litigation

In the ordinary course of business, the Company is generally subject to claims, complaints, and legal actions. At December 31, 2005, management believes that the Company is not a party to any action which would have a material impact on its financial condition, operations, or cash flows.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 13 – Commitments and Contingencies (Cont’d)

Leases

The Company leases its warehouse, parking garage and retail outlets under a non-cancelable operating lease arrangements. Leases are negotiated for terms ranging from 2 to 10 years.

Future minimum lease payments applicable to non-cancelable operating leases as of December 31, 2005, are as follows:

Operating
Leases
Year ending December 31,
2006	2,195
2007	2,114
2008	1,667
2009	1,667
Thereafter	5,002

Net Minimum Lease Payments	$12,645

For the years ended December 31, 2005 and 2004, the Company incurred rent expense of $ 5,714 and $10,448, respectively. During 2005, rental expense decreased since the Company reduced its funeral service storage. .

Note 14 – Income Taxes

 Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes.

The reconciliation of the effective income tax rate to the statutory rate for the years ended December 31, 2005 and 2004 is as follows:
	2005	2004

Statutory income tax rate for funeral chains	33.0%	33.0%
Tax exemption	(33.0%)	(33.0%)

Effective income tax rate for funeral chains	0.0%	0.0%

Satutory income tax rate for real estate business	15.0%	33.0%

Income before tax from real estate activities	$1,383,764	(78,340)
Income tax provision	$220,157	-

During the year ended December 31, 2004, the Company’s net income principally comprised of profits from the memorial park operations which was exempted from enterprise income taxes. During the year ended December 31, 2005, the Company’s net income principally comprised of profits from real estate development of retirement communities which was granted a favorable tax rate of 15% by the local government in China.

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

Note 15 – Retirement Plans

The Company participates in a defined contribution retirement program organized by the relevant local government authority in Mainland China. Employees of the Company eligible to participate in the retirement plan are entitled to retirement benefits from the plan. The local government authority is responsible for the pension liabilities to these retired employees. The Company is required to make monthly contributions to the retirement plan up to the time of retirement of the eligible employees, at 20% of the local standard basic salaries. The Company made retirement plan contributions of $25,281 and $21,402 for the years ended December 31, 2005 and 2004, respectively.

As of December 31, 2005 and 2004, the Company had no significant obligation apart from the contribution as stated above.

Note 16 - Segment Reporting

Operating segments are defined by SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information” (“SFAS No. 131”), as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision-making group, in deciding how to allocate resources and in assessing performance. The Company’s reportable operating segments are the two operating groups, which are (1) funeral products and services and (2) real estate development and community services. Information regarding the Company’s reportable operating segments is as follows:

Golden Autumn Holdings Inc.
(Formerly Sichuan Baoguang Yinfa Shiye Co. Ltd and Subsidiaries)
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2005 and 2004

2005	Real Estate	Funeral
	Development and	Products and	Year Ended
	Community Services	Services	December 31, 2005

Revenue from external customers(all in China)	$8,743,050	$1,834,088	$10,577,138
Cost of revenues	6,365,995	412,305	6,778,300
Gross profit	2,377,055	1,421,783	3,798,838

Selling expenses	334,113	161,040	495,153
General and administrative expenses	614,470	140,330	754,800
Depreciation and amortization	44,257	321,821	366,078
Financial expenses	451	28,156	28,607
Total operating expenses	993,291	651,347	1,644,638

Income from operations	$1,383,764	$770,436	$2,154,200

Total assets	$4,035,319	$21,183,526	$25,218,845
Total liabilities	$3,885,962	$895,013	$4,780,974
Capital expenditures	$712,998	$153,968	$866,966

2004	Real Estate	Funeral
	Development and	Products and	Year Ended
	Community Services	Services	December 31, 2004

Revenue from external customers(all in China)	$-	$3,912,928	$3,912,928
Cost of revenues	-	839,963	839,963
Gross profit	-	3,072,965	3,072,965

Selling expenses	-	1,310,407	1,310,407
General and administrative expenses	57,416	462,362	519,778
Depreciation and amortization	20,924	363,592	384,516
Financial expenses	-	9,358	9,358
Total operating expenses	78,340	2,145,719	2,224,059

Income from operations	$(78,340)	$927,246	$848,906

Total assets	$3,169,640	$19,272,283	$22,441,923
Total liabilities	$3,686,171	$2,042,194	$5,728,365
Capital expenditures	$-	$112,077	$112,077

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMITAGE MINING CORP.

Dated: April 10, 2007	By:	/s/ Charles Fu

Name: Charles Fu Title: President